UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21497

AB CORPORATE SHARES

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: April 30, 2017

Date of reporting period: October 31, 2016

ITEM 1.	REPORTS TO STOCKHOLDERS.

OCT    10.31.16

SEMI-ANNUAL REPORT

AB CORPORATE INCOME SHARES

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

December 13, 2016

Semi-Annual Report

This report provides management’s discussion of fund performance for AB Corporate Income Shares (the “Fund”) for the semi-annual reporting period ended October 31, 2016. Please note, shares of this Fund are available only to separately managed accounts or participants in “wrap fee” programs or other investment programs approved by AllianceBernstein L.P. (the “Adviser”).

Investment Objective and Policies

The Fund’s investment objective is to earn high current income. The Fund invests, under normal circumstances, at least 80% of its net assets in US corporate bonds. The Fund may also invest in US government securities (other than US government securities that are mortgage-backed or asset-backed securities), repurchase agreements and forward contracts relating to US government securities. The Fund normally invests all of its assets in securities that are rated, at the time of purchase, at least BBB- or the equivalent. The Fund will not invest in unrated corporate debt securities. The Fund has the flexibility to invest in long- and short-term fixed-income securities. In making decisions about whether to buy or sell securities, the Adviser will consider, among other things, the strength of certain sectors of the fixed-income market relative to others, interest rates and other general market conditions and the credit quality of individual issuers.

The Fund also may: invest in convertible debt securities; invest up to 10% of its assets in inflation-indexed securities; invest up to 5% of its net assets in preferred stock; purchase and sell interest rate futures contracts and options; enter into swap transactions; invest in zero-coupon securities and “payment-in-kind” debentures; make secured loans of portfolio securities; and invest in US dollar-denominated fixed-income securities issued by non-US companies.

Investment Results

The table on page 6 shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays US Credit Bond Index, for the six- and 12-month periods ended October 31, 2016.

The Fund outperformed the benchmark in the six-month period, but underperformed in the 12-month period. Security selection contributed most to relative performance in the six-month period, due to gains from selections within the technology and financials sectors. Industry allocation also added to performance in the six-month period, primarily due to a lack of exposure to supranationals. Though neither security selection nor industry allocation had a meaningful impact on performance in the 12-month period, there were some positions of note: losses from selections within basic industries and an exposure to Treasuries outweighed positive returns from a

AB CORPORATE INCOME SHARES •	1

lack of exposure to supranationals and several other modest contributors. Yield-curve positioning did not have a significant effect on overall performance in either period, as gains from an overweight to intermediate maturities were offset by negative returns from an underweight in the long end of the curve.

The Fund utilized derivatives in the form of interest rate swaps for hedging purposes and credit default swaps for investment purposes during both periods, which had an immaterial impact on performance, in absolute terms.

Market Review and Investment Strategy

Bond markets generally increased in absolute terms over the 12-month period ended October 31, 2016, as global growth trends and central bank action in the world’s largest economies continued to diverge. After declining through the end of 2015 and beginning of 2016, oil prices rebounded through much of the period on the back of decreased global supply—which contributed to a rally in emerging-market debt sectors—though prices moved downward in October on the market’s rising skepticism that OPEC would reach a deal to limit crude production. Emerging-market sentiment was further boosted on positive political developments in Argentina and Brazil toward the end of the period.

In December 2015, the US Federal Reserve (the “Fed”) hiked rates for the first time in over nine years—a move that had been well-telegraphed and widely anticipated, and was generally accepted smoothly by bond investors. After some slower-than-expected US economic data through the first half of 2016, the Fed’s tone turned more hawkish in September (despite rates remaining unchanged) on the back of continued strengthening in the US labor market and growth in economic activity. In October, third quarter US GDP posted its best quarterly gain in two years (largely because of a surge in agricultural exports).

Central banks around the globe cut rates during the annual period, with some, including the Bank of Japan and the European Central Bank, dipping into negative rate territory. Volatility in Europe (and globally) spiked sharply in June after the UK voted to leave the European Union, a decision that was largely a surprise to investors. While investors initially responded by selling risk-sensitive assets, markets outside Europe quickly recovered. European markets began to stabilize as well, helped by the Bank of England’s first rate cut in seven years—to an historic low—and an aggressive asset-purchase program. Elsewhere, central banks in Australia and New Zealand also moved rates to record lows, while fiscal and monetary policy

2	• AB CORPORATE INCOME SHARES

developments in Japan disappointed investors, who were expecting rate cuts or additional quantitative easing.

Yields in most developed markets fell in the 12-month period, with UK yields reaching historic lows in the months following the Brexit referendum in June. At the end of the period, trillions of dollars’ worth of government debt around the world lingered in negative territory. Developed-market treasuries generally outperformed emerging-market local-currency government bonds and investment-grade credit securities, but lagged the rally in global high yield. Energy and basics were among the top performing sectors in each period, largely due to positive oil price action, while consumer-related sectors lagged the rising market.

On November 8, 2016, Donald Trump was elected as the 45th president of the United States, and the Congressional election outcome resulted in the Republican Party maintaining control of both the House of Representatives and the Senate. The Adviser believes that it will take time before the world has a clearer picture of the short- and long-term impact of the elections on the US economy and markets in general. The Adviser continues to monitor the markets, including for potential market volatility.

AB CORPORATE INCOME SHARES •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays US Credit Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a fund. The Bloomberg Barclays US Credit Bond Index represents the performance of the US credit securities within the US fixed-income market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to heightened interest rate risk due to rising rates as the current period of historically low interest rates ends. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• AB CORPORATE INCOME SHARES

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 227-4618. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus and/or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

AB CORPORATE INCOME SHARES •	5

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2016 (unaudited)	NAV Returns
	6 Months	12 Months
AB Corporate Income Shares	2.92%	6.68%

Bloomberg Barclays US Credit Bond Index	2.61%	6.87%

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

6	• AB CORPORATE INCOME SHARES

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2016 (unaudited)
NAV Returns

1 Year	6.68%
5 Years	5.07%
Since Inception*	6.20%

AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2016 (unaudited)
NAV Returns

1 Year	8.12%
5 Years	5.45%
Since Inception*	6.35%

The prospectus fee table shows the fees and the total fund operating expenses of the Fund as 0.00% because the Adviser does not charge any fees or expenses and reimburses Fund operating expenses, except certain extraordinary expenses, taxes, brokerage costs and the interest on borrowings or certain leveraged transactions. Participants in a wrap fee program or other investment program eligible to invest in the Fund pay fees to the program sponsor and should review the program brochure or other literature provided by the sponsor for a discussion of fees and expenses charged.

*	Inception date: 12/11/2006.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

AB CORPORATE INCOME SHARES •	7

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you may incur various ongoing non-operating and extraordinary costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During Period*			Annualized Expense Ratio*
Actual	$1,000	$1,029.20	$	– 0	–	0.00%
Hypothetical**	$1,000	$1,025.21	$	– 0	–	0.00%
*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% annual return before expenses.

8	• AB CORPORATE INCOME SHARES

Expense Example

PORTFOLIO SUMMARY

October 31, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $61.1

*	All data are as of October 31, 2016. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

AB CORPORATE INCOME SHARES •	9

Portfolio Summary

PORTFOLIO OF INVESTMENTS

October 31, 2016 (unaudited)

	Principal Amount (000)	U.S. $ Value

CORPORATES – INVESTMENT GRADE – 93.6%
Industrial – 52.3%
Basic – 3.4%
Alpek SAB de CV 4.50%, 11/20/22(a)	$200	$208,500
BHP Billiton Finance USA Ltd. 6.42%, 3/01/26	67	83,149
Celulosa Arauco y Constitucion SA 4.50%, 8/01/24	200	210,619
Dow Chemical Co. (The) 4.25%, 11/15/20	186	200,273
Eastman Chemical Co. 3.80%, 3/15/25	65	67,620
EI du Pont de Nemours & Co. 6.00%, 7/15/18	150	161,396
Georgia-Pacific LLC 5.40%, 11/01/20(a)	110	123,379
Glencore Funding LLC 4.00%, 4/16/25(a)	50	49,250
4.125%, 5/30/23(a)	40	39,700
International Paper Co. 3.00%, 2/15/27	125	123,294
LyondellBasell Industries NV 6.00%, 11/15/21	200	232,764
Monsanto Co. 2.85%, 4/15/25	225	223,611
3.375%, 7/15/24	145	149,173
Mosaic Co. (The) 5.625%, 11/15/43	65	65,437
Weyerhaeuser Co. 4.625%, 9/15/23	120	132,732

		2,070,897

Capital Goods – 2.1%
Caterpillar Financial Services Corp. 1.35%, 5/18/19	160	159,478
General Electric Co. 4.50%, 3/11/44	115	129,337
5.875%, 1/14/38	140	182,853
Series D 5.00%, 1/21/21(b)	104	110,178
John Deere Capital Corp. 2.80%, 3/06/23	155	159,767
Molex Electronic Technologies LLC 2.878%, 4/15/20(a)	130	129,920
Owens Corning 7.00%, 12/01/36(c)	110	136,541
9.00%, 6/15/19	210	243,571

10	• AB CORPORATE INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Yamana Gold, Inc. 4.95%, 7/15/24	$48	$49,296

		1,300,941

Communications - Media – 6.9%
21st Century Fox America, Inc. 7.43%, 10/01/26	55	73,297
8.875%, 4/26/23	125	166,469
CBS Corp. 3.375%, 3/01/22	72	75,073
4.90%, 8/15/44	20	20,950
5.75%, 4/15/20	125	140,099
Charter Communications Operating LLC/Charter Communications Operating Capital 4.908%, 7/23/25(a)	355	382,886
6.484%, 10/23/45(a)	55	64,452
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22	110	153,447
Comcast Corp. 4.60%, 8/15/45	175	194,291
5.15%, 3/01/20	165	183,543
5.70%, 5/15/18	100	106,643
Cox Communications, Inc. 3.35%, 9/15/26(a)	128	126,225
Discovery Communications LLC 4.875%, 4/01/43	84	79,929
Grupo Televisa SAB 4.625%, 1/30/26	200	213,338
Moody’s Corp. 2.75%, 7/15/19	79	80,926
4.875%, 2/15/24	100	112,568
Omnicom Group, Inc. 3.60%, 4/15/26	102	105,959
4.45%, 8/15/20	100	108,718
S&P Global, Inc. 4.00%, 6/15/25	140	150,150
4.40%, 2/15/26	111	123,083
Scripps Networks Interactive, Inc. 2.75%, 11/15/19	68	69,543
TCI Communications, Inc. 7.875%, 2/15/26	250	349,799
Time Warner Cable LLC 4.50%, 9/15/42	65	61,125
5.875%, 11/15/40	30	32,857
6.55%, 5/01/37	39	45,766
Time Warner, Inc. 3.60%, 7/15/25	250	259,799
4.00%, 1/15/22	140	149,857
4.70%, 1/15/21	60	65,844
6.25%, 3/29/41	85	103,916

AB CORPORATE INCOME SHARES •	11

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Viacom, Inc. 3.875%, 12/15/21	$187	$197,887
4.375%, 3/15/43	42	38,640
Walt Disney Co. (The) 0.875%, 7/12/19	165	163,309

		4,200,388

Communications - Telecommunications – 4.6%
American Tower Corp. 4.50%, 1/15/18	40	41,353
7.25%, 5/15/19	150	167,292
Ameritech Capital Funding Corp. 6.55%, 1/15/28	130	151,557
AT&T, Inc. 3.00%, 6/30/22	195	197,728
3.80%, 3/15/22	90	94,738
4.55%, 3/09/49(a)	169	159,163
4.75%, 5/15/46	114	111,558
British Telecommunications PLC 9.375%, 12/15/30(c)	85	136,379
Deutsche Telekom International Finance BV 8.75%, 6/15/30(c)	40	61,036
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 3.36%, 9/20/21(a)	200	200,500
Verizon Communications, Inc. 2.625%, 2/21/20	215	219,252
3.50%, 11/01/21	585	618,113
3.85%, 11/01/42	245	224,222
4.272%, 1/15/36	185	185,757
4.862%, 8/21/46	154	163,113
Vodafone Group PLC 4.375%, 2/19/43	70	67,405

		2,799,166

Consumer Cyclical - Automotive – 3.1%
American Honda Finance Corp. 1.20%, 7/12/19	165	163,842
Ford Motor Co. 6.50%, 8/01/18	225	243,316
Ford Motor Credit Co. LLC 2.24%, 6/15/18	250	251,463
5.875%, 8/02/21	575	652,928
General Motors Co. 4.875%, 10/02/23	170	183,045
General Motors Financial Co., Inc. 3.50%, 7/10/19	230	236,655
4.00%, 1/15/25	46	46,202

12	• AB CORPORATE INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

4.30%, 7/13/25	$50	$51,151
5.25%, 3/01/26	75	81,681

		1,910,283

Consumer Cyclical - Entertainment – 0.3%
Carnival Corp. 1.875%, 12/15/17	180	181,154

Consumer Cyclical - Other – 0.4%
Marriott International, Inc./MD 3.00%, 3/01/19	151	154,951
Wyndham Worldwide Corp. 2.50%, 3/01/18	115	116,057

		271,008

Consumer Cyclical - Restaurants – 0.3%
McDonald’s Corp. 2.10%, 12/07/18	42	42,518
6.30%, 10/15/37	100	128,443

		170,961

Consumer Cyclical - Retailers – 2.5%
Advance Auto Parts, Inc. 4.50%, 12/01/23	115	123,252
CVS Health Corp. 2.125%, 6/01/21	160	160,014
5.125%, 7/20/45	85	99,160
Dollar General Corp. 4.15%, 11/01/25	114	122,079
Home Depot, Inc. (The) 5.40%, 9/15/40	130	161,226
5.875%, 12/16/36	30	39,754
Lowe’s Cos., Inc. 3.70%, 4/15/46	160	157,742
Macy’s Retail Holdings, Inc. 3.875%, 1/15/22	154	160,772
Wal-Mart Stores, Inc. 5.25%, 9/01/35	125	159,695
Walgreens Boots Alliance, Inc. 3.10%, 6/01/23	125	126,486
3.30%, 11/18/21	193	202,088

		1,512,268

Consumer Non-Cyclical – 14.0%
Abbott Laboratories 6.15%, 11/30/37	120	152,342
AbbVie, Inc. 1.75%, 11/06/17	245	245,875
2.90%, 11/06/22	100	101,226
3.60%, 5/14/25	179	182,532
4.70%, 5/14/45	60	61,905

AB CORPORATE INCOME SHARES •	13

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Actavis Funding SCS 3.00%, 3/12/20	$90	$92,664
Altria Group, Inc. 4.75%, 5/05/21	370	412,787
Amgen, Inc. 2.70%, 5/01/22	120	122,192
3.125%, 5/01/25	160	162,678
3.45%, 10/01/20	175	184,541
4.40%, 5/01/45	90	91,511
Anheuser-Busch InBev Finance, Inc. 3.65%, 2/01/26	196	206,243
4.70%, 2/01/36	150	166,281
4.90%, 2/01/46	80	91,483
Baxalta, Inc. 3.60%, 6/23/22	131	136,438
4.00%, 6/23/25	110	115,136
Becton Dickinson and Co. 2.675%, 12/15/19	42	43,284
3.25%, 11/12/20	79	82,652
3.734%, 12/15/24	36	38,373
Biogen, Inc. 3.625%, 9/15/22	92	98,050
4.05%, 9/15/25	90	95,906
Bunge Ltd. Finance Corp. 3.50%, 11/24/20	104	108,530
Celgene Corp. 3.625%, 5/15/24	110	113,351
3.875%, 8/15/25	100	104,760
ConAgra Foods, Inc. 3.20%, 1/25/23	32	32,771
Eli Lilly & Co. 2.75%, 6/01/25	215	222,563
Express Scripts Holding Co. 4.75%, 11/15/21	85	94,045
Forest Laboratories LLC 4.375%, 2/01/19(a)	105	110,293
Gilead Sciences, Inc. 1.85%, 9/04/18	120	121,007
4.60%, 9/01/35	100	107,356
Grupo Bimbo SAB de CV 4.50%, 1/25/22(a)	100	108,354
JM Smucker Co. (The) 2.50%, 3/15/20	42	42,828
3.00%, 3/15/22	65	67,605
Johnson & Johnson 4.50%, 12/05/43	80	96,930
Kraft Heinz Foods Co. 3.50%, 6/06/22	215	227,028

14	• AB CORPORATE INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Laboratory Corp. of America Holdings 3.20%, 2/01/22	$42	$43,687
3.60%, 2/01/25	41	42,405
McKesson Corp. 4.75%, 3/01/21	140	154,164
7.50%, 2/15/19	105	118,735
Medtronic, Inc. 2.50%, 3/15/20	150	153,972
3.15%, 3/15/22	130	137,052
4.375%, 3/15/35	150	164,549
Merck & Co., Inc. 2.75%, 2/10/25	500	509,695
Mylan NV 3.75%, 12/15/20(a)	146	152,453
3.95%, 6/15/26(a)	70	69,819
Mylan, Inc. 2.60%, 6/24/18	140	141,826
Newell Brands, Inc. 3.15%, 4/01/21	33	34,362
3.85%, 4/01/23	157	166,610
PepsiCo, Inc. 1.25%, 4/30/18	230	230,262
4.875%, 11/01/40	110	127,536
Perrigo Co. PLC 4.00%, 11/15/23	200	205,132
Pfizer, Inc. 1.95%, 6/03/21	125	125,567
Procter & Gamble Co. (The) 5.80%, 8/15/34	175	243,969
Reynolds American, Inc. 3.25%, 6/12/20	57	59,520
4.85%, 9/15/23	40	45,127
Stryker Corp. 2.625%, 3/15/21	43	43,811
Teva Pharmaceutical Finance Co. BV 2.95%, 12/18/22	70	70,784
Teva Pharmaceutical Finance Netherlands III BV 2.80%, 7/21/23	122	120,053
3.15%, 10/01/26	287	279,118
Tyson Foods, Inc. 2.65%, 8/15/19	24	24,534
3.95%, 8/15/24	75	79,606
4.50%, 6/15/22	110	120,624
Whirlpool Corp. 3.70%, 3/01/23	120	126,716
Wyeth LLC 6.00%, 2/15/36	100	128,373

AB CORPORATE INCOME SHARES •	15

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Zimmer Biomet Holdings, Inc. 2.70%, 4/01/20	$90	$91,520
3.55%, 4/01/25	70	71,219

		8,524,320

Energy – 7.7%
Anadarko Finance Co. Series B 7.50%, 5/01/31	45	57,125
Anadarko Petroleum Corp. 3.45%, 7/15/24	35	34,770
6.20%, 3/15/40	35	40,381
6.375%, 9/15/17	34	35,428
Apache Finance Canada Corp. 7.75%, 12/15/29	35	45,749
Boardwalk Pipelines LP 4.95%, 12/15/24	65	67,608
BP Capital Markets PLC 2.75%, 5/10/23	185	186,818
Canadian Natural Resources Ltd. 3.90%, 2/01/25	110	112,201
ConocoPhillips Co. 5.95%, 3/15/46	45	56,267
ConocoPhillips Holding Co. 6.95%, 4/15/29	101	128,226
Enbridge Energy Partners LP 4.20%, 9/15/21	100	105,920
Encana Corp. 3.90%, 11/15/21	70	70,826
Energy Transfer Partners LP 3.60%, 2/01/23	65	64,810
Enterprise Products Operating LLC 3.70%, 2/15/26	90	91,790
3.75%, 2/15/25	140	144,683
4.90%, 5/15/46	45	46,302
5.25%, 1/31/20	140	153,827
Halliburton Co. 3.50%, 8/01/23	63	64,377
3.80%, 11/15/25	85	88,424
Hess Corp. 3.50%, 7/15/24	36	35,066
4.30%, 4/01/27	67	66,700
7.875%, 10/01/29	23	28,225
Husky Energy, Inc. 3.95%, 4/15/22	50	53,204
Kinder Morgan Energy Partners LP 5.30%, 9/15/20	100	109,199
Kinder Morgan, Inc./DE 5.05%, 2/15/46	175	169,523

16	• AB CORPORATE INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Marathon Oil Corp. 6.80%, 3/15/32	$35	$38,045
Marathon Petroleum Corp. 5.125%, 3/01/21	120	132,940
5.85%, 12/15/45	65	65,572
Noble Energy, Inc. 3.90%, 11/15/24	100	102,814
4.15%, 12/15/21	65	68,951
5.625%, 5/01/21	80	82,947
ONEOK Partners LP 3.375%, 10/01/22	55	56,049
4.90%, 3/15/25	30	32,693
Plains All American Pipeline LP/PAA Finance Corp. 3.60%, 11/01/24	91	89,683
4.65%, 10/15/25	90	95,402
Regency Energy Partners LP/Regency Energy Finance Corp. 5.00%, 10/01/22	310	332,644
Schlumberger Holdings Corp. 3.00%, 12/21/20(a)	120	124,514
3.625%, 12/21/22(a)	120	128,271
Shell International Finance BV 3.40%, 8/12/23	390	410,387
Spectra Energy Capital LLC 8.00%, 10/01/19	23	26,366
Spectra Energy Partners LP 2.95%, 9/25/18	77	78,551
4.50%, 3/15/45	50	49,669
4.60%, 6/15/21	75	81,229
Suncor Energy, Inc. 3.60%, 12/01/24	110	114,256
6.50%, 6/15/38	27	34,618
Sunoco Logistics Partners Operations LP 3.90%, 7/15/26	100	101,307
Valero Energy Corp. 6.125%, 2/01/20	70	79,052
Williams Partners LP 3.60%, 3/15/22	200	203,566
3.90%, 1/15/25	69	68,818
Williams Partners LP/ACMP Finance Corp. 4.875%, 5/15/23	40	40,511

		4,696,304

Services – 1.0%
Amazon.com, Inc. 4.80%, 12/05/34	135	154,091
eBay, Inc. 2.60%, 7/15/22	160	159,846
3.80%, 3/09/22	150	159,112

AB CORPORATE INCOME SHARES •	17

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Visa, Inc. 2.80%, 12/14/22	$150	$155,989

		629,038

Technology – 5.5%
Apple, Inc. 2.85%, 5/06/21	175	182,601
3.45%, 2/09/45	210	194,036
Cisco Systems, Inc. 1.65%, 6/15/18	150	151,054
5.90%, 2/15/39	45	58,784
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 4.42%, 6/15/21(a)	250	261,427
Fidelity National Information Services, Inc. 3.875%, 6/05/24	245	258,821
4.50%, 8/15/46	65	63,504
Hewlett Packard Enterprise Co. 6.60%, 10/15/45(a)	50	51,714
HP, Inc. 3.75%, 12/01/20	14	14,724
4.30%, 6/01/21	80	86,007
4.375%, 9/15/21	25	26,911
4.65%, 12/09/21	89	97,015
Intel Corp. 3.70%, 7/29/25	120	131,096
4.90%, 7/29/45	45	51,695
International Business Machines Corp. 2.25%, 2/19/21	125	127,622
KLA-Tencor Corp. 4.65%, 11/01/24	134	146,466
Lam Research Corp. 2.75%, 3/15/20	115	116,774
Microsoft Corp. 3.45%, 8/08/36	320	315,906
Oracle Corp. 3.875%, 7/15/20	250	269,643
3.90%, 5/15/35	175	178,254
Seagate HDD Cayman 4.75%, 1/01/25	45	42,885
4.875%, 6/01/27	80	72,281
Texas Instruments, Inc. 1.75%, 5/01/20	115	115,825
Total System Services, Inc. 2.375%, 6/01/18	105	105,683
3.80%, 4/01/21	66	69,622
Verisk Analytics, Inc. 5.50%, 6/15/45	60	62,998

18	• AB CORPORATE INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Xerox Corp. 2.80%, 5/15/20	$95	$94,810

		3,348,158

Transportation - Railroads – 0.2%
Burlington Northern Santa Fe LLC 4.55%, 9/01/44	85	94,012

Transportation - Services – 0.3%
Ryder System, Inc. 2.50%, 3/01/18	185	187,380
5.85%, 11/01/16	28	28,000

		215,380

		31,924,278

Financial Institutions – 36.0%
Banking – 24.6%
ABN AMRO Bank NV Series E 6.25%, 9/13/22(a)	255	263,990
Bank of America Corp. 3.875%, 8/01/25	125	131,559
4.00%, 1/22/25	465	478,110
4.10%, 7/24/23	200	214,974
4.20%, 8/26/24	60	62,699
5.00%, 5/13/21	235	260,531
Series G 3.30%, 1/11/23	140	144,006
Barclays PLC 3.65%, 3/16/25	200	196,366
BB&T Corp. 5.25%, 11/01/19	275	302,163
BNP Paribas SA 4.375%, 5/12/26(a)	200	205,988
Capital One Bank USA, NA 3.375%, 2/15/23	275	280,897
Citigroup, Inc. 2.65%, 10/26/20	320	325,123
3.40%, 5/01/26	70	71,171
3.50%, 5/15/23	170	174,173
3.70%, 1/12/26	245	255,096
3.875%, 3/26/25	90	92,142
5.875%, 1/30/42	75	94,306
Compass Bank 2.75%, 9/29/19	250	249,951
5.50%, 4/01/20	110	117,395
Cooperatieve Rabobank UA 4.375%, 8/04/25	250	263,302
11.00%, 6/30/19(a)(b)	130	156,637

AB CORPORATE INCOME SHARES •	19

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Credit Agricole SA 4.375%, 3/17/25(a)	$310	$316,396
Credit Suisse Group Funding Guernsey Ltd. 3.45%, 4/16/21(a)	250	254,618
Deutsche Bank AG Series G 3.375%, 5/12/21	126	123,970
Discover Bank/Greenwood DE 3.10%, 6/04/20	250	256,733
Fifth Third Bancorp 3.50%, 3/15/22	31	32,611
Goldman Sachs Group, Inc. (The) 3.75%, 5/22/25-2/25/26	310	323,536
3.85%, 7/08/24	350	369,309
4.25%, 10/21/25	205	214,486
Series D 6.00%, 6/15/20	480	542,288
HSBC Holdings PLC 3.90%, 5/25/26	200	207,018
4.875%, 1/14/22	115	126,185
HSBC USA, Inc. 2.75%, 8/07/20	300	305,020
Huntington National Bank (The) 2.00%, 6/30/18	300	301,721
JPMorgan Chase & Co. 2.295%, 8/15/21	588	588,461
3.125%, 1/23/25	440	443,545
3.875%, 9/10/24	110	114,881
3.90%, 7/15/25	120	127,477
Lloyds Banking Group PLC 4.582%, 12/10/25(a)	200	203,233
Mitsubishi UFJ Financial Group, Inc. 3.85%, 3/01/26	200	214,816
Morgan Stanley 3.125%, 7/27/26	50	49,762
5.625%, 9/23/19	604	664,995
Series G 4.00%, 7/23/25	103	109,754
4.35%, 9/08/26	50	53,085
5.50%, 7/24/20	395	439,802
Nationwide Building Society 4.00%, 9/14/26(a)	250	246,494
Northgroup Preferred Capital Corp. 6.378%, 10/15/17(a)(b)	68	68,340
People’s United Financial, Inc. 3.65%, 12/06/22	83	85,128
PNC Bank NA 1.45%, 7/29/19	350	348,367

20	• AB CORPORATE INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Santander Holdings USA, Inc. 2.65%, 4/17/20	$200	$199,851
3.45%, 8/27/18	130	132,888
Santander UK Group Holdings PLC 2.875%, 8/05/21	200	199,056
Societe Generale SA 4.25%, 8/19/26(a)	200	199,252
Standard Chartered PLC 4.30%, 2/19/27(a)	200	197,786
State Street Corp. 4.956%, 3/15/18	240	249,974
SunTrust Bank/Atlanta GA 7.25%, 3/15/18	145	155,622
Synchrony Financial 2.70%, 2/03/20	110	111,200
3.75%, 8/15/21	200	209,842
UBS Group Funding Jersey Ltd. 4.125%, 9/24/25(a)	200	208,629
US Bank NA/Cincinnati OH 1.45%, 1/29/18	310	310,957
Wells Fargo & Co. 3.00%, 10/23/26	155	153,936
3.30%, 9/09/24	200	205,504
Series G 4.30%, 7/22/27	280	297,581
Series N 2.15%, 1/30/20	375	377,793
Wells Fargo Bank NA 1.65%, 1/22/18	310	311,054
Zions Bancorporation 4.50%, 6/13/23	13	13,511

		15,007,046

Brokerage – 0.2%
TD Ameritrade Holding Corp. 2.95%, 4/01/22	115	118,881

Finance – 0.1%
International Lease Finance Corp. 6.25%, 5/15/19	90	97,312

Insurance – 6.8%
Aetna, Inc. 2.40%, 6/15/21	114	115,034
Allstate Corp. (The) 3.15%, 6/15/23	200	209,996
6.125%, 5/15/37	78	76,830
American International Group, Inc. 3.75%, 7/10/25	225	234,886
8.175%, 5/15/58	65	87,061

AB CORPORATE INCOME SHARES •	21

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Anthem, Inc. 7.00%, 2/15/19	$255	$284,557
Aon Corp. 8.205%, 1/01/27	100	132,000
Aon PLC 4.60%, 6/14/44	70	73,457
Assurant, Inc. 2.50%, 3/15/18	105	106,034
Cigna Corp. 4.00%, 2/15/22	175	187,539
7.875%, 5/15/27	65	89,257
Guardian Life Insurance Co. of America (The) 7.375%, 9/30/39(a)	42	58,216
Hartford Financial Services Group, Inc. (The) 5.50%, 3/30/20	100	111,124
6.10%, 10/01/41	45	53,841
Humana, Inc. 7.20%, 6/15/18	180	196,252
Lincoln National Corp. 3.35%, 3/09/25	166	170,367
4.85%, 6/24/21	200	219,313
8.75%, 7/01/19	82	95,599
MetLife Capital Trust IV 7.875%, 12/15/37(a)	150	192,000
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)	90	137,594
Peachtree Corners Funding Trust 3.976%, 2/15/25(a)	110	110,398
Progressive Corp. (The) 6.70%, 6/15/37	112	110,600
Prudential Financial, Inc. 4.50%, 11/15/20	239	261,338
5.375%, 5/15/45	100	103,950
Series B 5.75%, 7/15/33	135	158,514
Reliance Standard Life Global Funding II 2.50%, 4/24/19(a)	140	141,707
Swiss Re America Holding Corp. 7.00%, 2/15/26	90	114,256
UnitedHealth Group, Inc. 3.875%, 10/15/20	170	182,954
XLIT Ltd. 5.50%, 3/31/45	70	67,658
6.25%, 5/15/27	75	89,171

		4,171,503

REITS – 4.3%
Alexandria Real Estate Equities, Inc. 3.90%, 6/15/23	100	104,424

22	• AB CORPORATE INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Brixmor Operating Partnership LP 3.875%, 8/15/22	$65	$67,965
EPR Properties 5.25%, 7/15/23	175	186,974
Essex Portfolio LP 3.25%, 5/01/23	56	57,158
3.375%, 1/15/23	125	128,676
HCP, Inc. 6.70%, 1/30/18	160	170,178
Hospitality Properties Trust 5.00%, 8/15/22	210	227,127
Mid-America Apartments LP 3.75%, 6/15/24	115	119,331
Omega Healthcare Investors, Inc. 4.50%, 1/15/25	108	109,768
Realty Income Corp. 3.00%, 1/15/27	50	49,133
5.75%, 1/15/21	210	237,930
Simon Property Group LP 2.20%, 2/01/19	183	185,935
Spirit Realty LP 4.45%, 9/15/26(a)	65	64,006
Ventas Realty LP 4.125%, 1/15/26	120	127,766
Ventas Realty LP/Ventas Capital Corp. 2.00%, 2/15/18	216	217,015
Vornado Realty LP 5.00%, 1/15/22	215	237,097
Washington Real Estate Investment Trust 4.95%, 10/01/20	140	149,651
Welltower, Inc. 4.00%, 6/01/25	85	88,997
4.25%, 4/01/26	95	101,360

		2,630,491

		22,025,233

Utility – 4.6%
Electric – 3.9%
Berkshire Hathaway Energy Co. 6.125%, 4/01/36	150	196,285
CMS Energy Corp. 6.25%, 2/01/20	165	186,896
Consolidated Edison Co. of New York, Inc. 4.45%, 6/15/20	100	109,452
Series 07-A 6.30%, 8/15/37	30	39,985
Consolidated Edison, Inc. 2.00%, 5/15/21	103	103,186

AB CORPORATE INCOME SHARES •	23

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Dominion Resources, Inc./VA 4.70%, 12/01/44	$135	$147,732
Duke Energy Corp. 2.10%, 6/15/18	245	247,385
Empresa Nacional de Electricidad SA/Chile 4.25%, 4/15/24	33	34,903
Enersis Americas SA 4.00%, 10/25/26	53	52,926
Entergy Corp. 4.00%, 7/15/22	153	164,529
Exelon Corp. 5.10%, 6/15/45	250	282,701
Exelon Generation Co. LLC 4.25%, 6/15/22	150	159,663
Jersey Central Power & Light Co. 4.70%, 4/01/24(a)	196	213,442
Pacific Gas & Electric Co. 4.50%, 12/15/41	50	55,400
PacifiCorp 6.00%, 1/15/39	70	92,530
PSEG Power LLC 3.00%, 6/15/21	160	163,689
Southern Power Co. 4.15%, 12/01/25	97	103,774
Trans-Allegheny Interstate Line Co. 3.85%, 6/01/25(a)	15	15,848

		2,370,326

Natural Gas – 0.7%
GNL Quintero SA 4.634%, 7/31/29(a)	200	210,000
NiSource Finance Corp. 6.80%, 1/15/19	100	110,790
Southern Co. Gas Capital Corp. 5.25%, 8/15/19	105	114,173

		434,963

		2,805,289

Non Corporate Sectors – 0.7%
Agencies - Not Government Guaranteed – 0.7%
Aeropuerto Internacional de Tocumen SA 5.625%, 5/18/36(a)	200	211,000
NTPC Ltd. Series E 4.75%, 10/03/22(a)	200	218,779

		429,779

Total Corporates – Investment Grade (cost $55,460,724)		57,184,579

24	• AB CORPORATE INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

GOVERNMENTS – TREASURIES – 1.9%
United States – 1.9%
U.S. Treasury Bonds 2.50%, 5/15/46	$245	$240,512
3.125%, 2/15/42	295	328,360
3.625%, 8/15/43	495	601,792

Total Governments – Treasuries (cost $1,179,019)		1,170,664

QUASI-SOVEREIGNS – 0.8%
Quasi-Sovereign Bonds – 0.8%
Mexico – 0.8%
Petroleos Mexicanos 3.50%, 7/18/18-1/30/23	372	356,878
4.875%, 1/24/22	95	97,119
6.75%, 9/21/47(a)	14	13,878

Total Quasi-Sovereigns (cost $470,023)		467,875

CORPORATES – NON-INVESTMENT GRADE – 0.4%
Financial Institutions – 0.2%
Banking – 0.1%
Standard Chartered PLC 6.409%, 1/30/17(a)(b)	100	97,125

Finance – 0.1%
Navient Corp. 4.875%, 6/17/19	46	46,403

		143,528

Industrial – 0.2%
Basic – 0.1%
CF Industries, Inc. 4.95%, 6/01/43	37	30,696

Energy – 0.1%
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43	90	65,929

		96,625

Total Corporates – Non-Investment Grade (cost $259,435)		240,153

	Shares
PREFERRED STOCKS – 0.3%
Financial Institutions – 0.3%
Banking – 0.3%
US Bancorp 6.00% (cost $182,155)	6,550	167,745

AB CORPORATE INCOME SHARES •	25

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

GOVERNMENTS – SOVEREIGN AGENCIES – 0.1%
Colombia – 0.1%
Ecopetrol SA 5.875%, 9/18/23 (cost $76,443)	$77	82,582

SHORT-TERM INVESTMENTS – 0.4%
Time Deposit – 0.4%
State Street Time Deposit 0.01%, 11/01/16 (cost $258,967)	259	258,967

Total Investments – 97.5%
(cost $57,886,766)		59,572,565
Other assets less liabilities – 2.5%		1,514,334

Net Assets – 100.0%		$61,086,899

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note C)

			Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets, Inc./(CME Group)	$1,170	9/09/21	3 Month LIBOR	1.132%	$11,254
Citigroup Global Markets, Inc./(CME Group)	200	11/02/26	3 Month LIBOR	1.714%	(165)
Citigroup Global Markets, Inc./(CME Group)	215	5/02/34	3 Month LIBOR	3.363%	49,417
Citigroup Global Markets, Inc./(CME Group)	60	11/04/44	3 Month LIBOR	3.049%	13,976
Citigroup Global Markets, Inc./(CME Group)	60	5/05/45	3 Month LIBOR	2.562%	7,267
Citigroup Global Markets, Inc./(CME Group)	60	6/02/46	3 Month LIBOR	2.186%	1,876
Citigroup Global Markets, Inc./(CME Group)	690	7/15/46	3 Month LIBOR	1.783%	(46,090)
Citigroup Global Markets, Inc./(CME Group)	270	9/02/46	3 Month LIBOR	1.736%	(22,123)
Citigroup Global Markets, Inc./(CME Group)	50	11/02/46	3 Month LIBOR	2.086%	(3)

					$15,409

26	• AB CORPORATE INCOME SHARES

Portfolio of Investments

CREDIT DEFAULT SWAPS (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2016	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Credit Suisse International
Kohl’s Corp., 6.250%, 12/15/17, 6/20/19*	1.00%	0.64%	$34	$298	$(242)	$540

*	Termination date

INTEREST RATE SWAPS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	$600	6/10/43	3 Month LIBOR	3.191%	$158,118
JPMorgan Chase Bank, NA	350	6/10/33	3 Month LIBOR	3.027%	61,050

					$219,168

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2016, the aggregate market value of these securities amounted to $6,496,176 or 10.6% of net assets.

(b)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(c)	Variable rate coupon, rate shown as of October 31, 2016.

Glossary:

CME – Chicago Mercantile Exchange

LIBOR – London Interbank Offered Rates

REIT – Real Estate Investment Trust

See notes to financial statements.

AB CORPORATE INCOME SHARES •	27

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

October 31, 2016 (unaudited)

Assets
Investments in securities, at value (cost $57,886,766)	$59,572,565
Cash collateral due from broker	95,584
Receivable for investment securities sold	841,375
Interest receivable	635,368
Unrealized appreciation on interest rate swaps	219,168
Receivable for shares of beneficial interest sold	93,576
Receivable due from Adviser	1,902
Unrealized appreciation on credit default swaps	540

Total assets	61,460,078

Liabilities
Dividends payable	168,772
Payable for investment securities purchased	110,836
Payable for shares of beneficial interest redeemed	87,965
Payable for variation margin on exchange-traded derivatives	5,364
Upfront premium received on credit default swaps	242

Total liabilities	373,179

Net Assets	$61,086,899

Composition of Net Assets
Shares of beneficial interest, at par	$54
Additional paid-in capital	59,657,248
Undistributed net investment income	34,483
Accumulated net realized loss on investment transactions	(525,802)
Net unrealized appreciation on investments	1,920,916

$61,086,899

Net Asset Value Per Share—unlimited shares of beneficial interest authorized, $.00001 par value (based on 5,394,714 common shares outstanding)	$11.32

See notes to financial statements.

28	• AB CORPORATE INCOME SHARES

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended October 31, 2016 (unaudited)

Investment Income
Interest	$1,070,648
Dividends	5,104

Total investment income		$1,075,752

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on:
Investment transactions		701,284
Swaps		57,431
Net change in unrealized appreciation/ depreciation of:
Investments		110,306
Swaps		(49,294)

Net gain on investment transactions		819,727

Net Increase in Net Assets from Operations		$1,895,479

See notes to financial statements.

AB CORPORATE INCOME SHARES •	29

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended October 31, 2016 (unaudited)	Year Ended April 30, 2016
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,075,752	$2,159,241
Net realized gain (loss) on investment transactions	758,715	(533,832)
Net change in unrealized appreciation/depreciation of investments	61,012	58,394

Net increase in net assets from operations	1,895,479	1,683,803
Dividends to Shareholders from
Net investment income	(1,095,422)	(2,163,375)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(3,055,551)	18,883,357

Total increase (decrease)	(2,255,494)	18,403,785
Net Assets
Beginning of period	63,342,393	44,938,608

End of period (including undistributed net investment income of $34,483 and $54,153, respectively)	$61,086,899	$63,342,393

See notes to financial statements.

30	• AB CORPORATE INCOME SHARES

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

October 31, 2016 (unaudited)

NOTE A

Significant Accounting Policies

AB Corporate Shares (the “Trust”) was organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated January 26, 2004. The Trust is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company. The Trust operates as a “series” company currently offering three separate portfolios: AB Corporate Income Shares, AB Municipal Income Shares and AB Taxable Multi-Sector Income Shares. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to AB Corporate Income Shares the (“Fund”).

Shares of the Fund are offered exclusively to holders of accounts established under wrap-fee programs sponsored and maintained by certain registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”). The Fund’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or

AB CORPORATE INCOME SHARES •	31

Notes to Financial Statements

over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

32	• AB CORPORATE INCOME SHARES

Notes to Financial Statements

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a

AB CORPORATE INCOME SHARES •	33

Notes to Financial Statements

valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2016:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Corporates – Investment Grade	$	– 0	–	$57,184,579		$	– 0	–	$57,184,579
Governments – Treasuries		– 0	–	1,170,664			– 0	–	1,170,664
Quasi-Sovereigns		– 0	–	467,875			– 0	–	467,875
Corporates – Non-Investment Grade		– 0	–	240,153			– 0	–	240,153
Preferred Stocks		167,745		– 0	–		– 0	–	167,745
Governments – Sovereign Agencies		– 0	–	82,582			– 0	–	82,582
Short-Term Investments		– 0	–	258,967			– 0	–	258,967

Total Investments in Securities		167,745		59,404,820			– 0	–	59,572,565
Other Financial Instruments(a):
Assets:
Centrally Cleared Interest Rate Swaps		– 0	–	83,790			– 0	–	83,790	(b)
Credit Default Swaps		– 0	–	540			– 0	–	540
Interest Rate Swaps		– 0	–	219,168			– 0	–	219,168
Liabilities:
Centrally Cleared Interest Rate Swaps		– 0	–	(68,381)			– 0	–	(68,381	)(b)

Total(c)		$167,745		$59,639,937		$	– 0	–	$59,807,682

(a)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

(b)

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

(c)	There were no transfers between any levels during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and

34	• AB CORPORATE INCOME SHARES

Notes to Financial Statements

2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

AB CORPORATE INCOME SHARES •	35

Notes to Financial Statements

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the Advisory Agreement, the Fund pays no advisory fee to the Adviser and the Adviser reimburses or pays for the Fund’s operating expenses. The Fund is an integral part of separately managed accounts in wrap-fee programs and other investment programs. Typically, participants in these programs pay a fee to their investment adviser for all costs and expenses of the separately managed account, including costs and expenses associated with the Fund, and a fee paid by their investment adviser to the Adviser. The Adviser serves as investment manager and adviser of the Fund and continuously furnishes an investment program for the Fund and manages, supervises and conducts the affairs of the Fund, subject to the supervisions of the Fund’s Board. The Advisory Agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Fund for, office space, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services.

The Fund has entered into a Distribution Agreement with AllianceBernstein Investments, Inc., the Fund’s principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Fund’s shares, which are sold at their net asset value without any sales charge. The Fund does not pay a fee for this service. The Underwriter is a wholly owned subsidiary of the Adviser.

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Fund’s registrar, transfer agent and dividend-disbursing agent. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders. The Fund does not pay a fee for this service.

36	• AB CORPORATE INCOME SHARES

Notes to Financial Statements

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended October 31, 2016 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$16,613,068	$17,879,465
U.S. government securities	2,567,495	4,586,183

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$1,939,201
Gross unrealized depreciation	(253,402)

Net unrealized appreciation	$1,685,799

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value

AB CORPORATE INCOME SHARES •	37

Notes to Financial Statements

at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps,

38	• AB CORPORATE INCOME SHARES

Notes to Financial Statements

since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended October 31, 2016, the Fund held interest rate swaps for hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and

AB CORPORATE INCOME SHARES •	39

Notes to Financial Statements

a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty. As of October 31, 2016, the Fund did not have Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sale Contracts outstanding.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

40	• AB CORPORATE INCOME SHARES

Notes to Financial Statements

During the six months ended October 31, 2016, the Fund held credit default swaps for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

AB CORPORATE INCOME SHARES •	41

Notes to Financial Statements

During the six months ended October 31, 2016, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$83,790	*	Receivable/Payable for variation margin on exchange-traded derivatives	$68,381	*

Interest rate contracts	Unrealized appreciation on interest rate swaps	219,168

Credit contracts	Unrealized appreciation on credit default swaps	540

Total		$303,498			$68,381

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$57,212	$(49,563)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	219	269

Total		$57,431	$(49,294)

42	• AB CORPORATE INCOME SHARES

Notes to Financial Statements

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended October 31, 2016:

Interest Rate Swaps:
Average notional amount	$950,000
Centrally Cleared Interest Rate Swaps:
Average notional amount	$1,463,571
Credit Default Swaps:
Average notional amount of sale contracts	$33,934

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of October 31, 2016:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received*			Security Collateral Received			Net Amount of Derivatives Assets
OTC Derivatives:
Credit Suisse International	$298	$	– 0	–	$	– 0	–	$	– 0	–		$298
Deutsche Bank AG	158,118		– 0	–		– 0	–		– 0	–		158,118
JPMorgan Chase Bank, NA	61,050		– 0	–		– 0	–		– 0	–		61,050

Total	$219,466	$	– 0	–	$	– 0	–	$	– 0	–		$219,466	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Citigroup Global Markets, Inc.**	$5,364	$	– 0	–		$(5,364)		$	– 0	–	$	– 0	–

Total	$5,364	$	– 0	–		$(5,364)		$	– 0	–	$	– 0	–

*	The actual collateral received/pledged is more than the amount reported due to over-collateralization.

**	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at October 31, 2016.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

AB CORPORATE INCOME SHARES •	43

Notes to Financial Statements

NOTE D

Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Shares		Amount
	Six Months Ended October 31, 2016 (unaudited)	Year Ended April 30, 2016	Six Months Ended October 31, 2016 (unaudited)	Year Ended April 30, 2016

Class A
Shares sold	422,498	2,748,692	$4,801,570	$30,364,556

Shares redeemed	(689,261)	(1,043,837)	(7,857,121)	(11,481,199)

Net increase (decrease)	(266,763)	1,704,855	$(3,055,551)	$18,883,357

NOTE E

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

44	• AB CORPORATE INCOME SHARES

Notes to Financial Statements

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE F

Distributions to Shareholders

The tax character of distributions to be paid for the year ending April 30, 2017 will be determined at the end of the current fiscal year.

The tax character of distributions paid during the fiscal years ended April 30, 2016 and April 30, 2015 were as follows:

	2016	2015
Distributions paid from:
Ordinary income	$2,163,375	$1,671,364

Total distributions paid	$2,163,375	$1,671,364

As of April 30, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$248,985
Accumulated capital and other losses	(1,270,806	)(a)
Unrealized appreciation/(depreciation)	1,828,796	(b)

Total accumulated earnings/(deficit)	$806,975	(c)

(a)

On April 30, 2016, the Fund had a capital loss carryforward of $704,752. During the fiscal year, the Fund utilized $18,316 of capital loss carryforwards to offset current year net realized gains. On April 30, 2016, the Fund had a post-October short-term capital loss deferral of $196,456 and a post-October long-term capital loss deferral of $369,598. These losses are deemed to arise on May 1, 2016.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the tax treatment of swaps.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation. As of April 30, 2016, the Fund

AB CORPORATE INCOME SHARES •	45

Notes to Financial Statements

had a net short-term capital loss carryforward of $704,752 which will expire in 2018.

NOTE G

New Accounting Pronouncements

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2015-07 (the “ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for investments that are eligible to be measured at fair value using the net asset value per share practical expedient but do not utilize that practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. Management has evaluated the implications of these changes and there will be no impact to the financial statements.

NOTE H

Other

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

46	• AB CORPORATE INCOME SHARES

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Six Months Ended October 31, 2016 (unaudited)	Year Ended April 30,
		2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 11.19	$ 11.36	$ 11.13	$ 11.42	$ 10.83	$ 10.59

Income From Investment Operations
Net investment income(a)	.19	.39	.43	.42	.43	.46
Net realized and unrealized gain (loss) on investment transactions	.17	(.16)	.22	(.29)	.59	.27

Net increase in net asset value from operations	.36	.23	.65	.13	1.02	.73

Less: Dividends
Dividends from net investment income	(.23)	(.40)	(.42)	(.42)	(.43)	(.49)

Net asset value, end of period	$ 11.32	$ 11.19	$ 11.36	$ 11.13	$ 11.42	$ 10.83

Total Return
Total investment return based on net asset value(b)	2.92%	2.12%	5.94%*	1.31%*	9.53%*	7.02%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$61,087	$63,342	$44,939	$45,989	$42,799	$46,848
Ratio to average net assets of:
Net investment income	3.37%^	3.60%	3.76%	3.89%	3.79%	4.42%
Portfolio turnover rate	31%	59%	42%	61%	89%	91%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended April 30, 2015, April 30, 2014 and April 30, 2013 by 0.01%, 0.05% and 0.03%, respectively.

^	Annualized.

See notes to financial statements.

AB CORPORATE INCOME SHARES •	47

Financial Highlights

BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1) , Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Douglas J. Peebles, Senior Vice President Shawn E. Keegan(2), Vice President	Ashish C. Shah(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Trust’s Portfolio are made by the Corporate Income Shares Investment Team. Messrs. Shawn E. Keegan and Ashish C. Shah are the investment professionals primarily responsible for the day-to-day management of the Trust’s Portfolio.

48	• AB CORPORATE INCOME SHARES

Board of Trustees

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “trustees”) of AB Corporate Shares (the “Fund”) unanimously approved the continuance of the Advisory Agreement with the Adviser in respect of AB Corporate Income Shares (the “Portfolio”) at a meeting held on
November 3-5, 2015.

Prior to approval of the continuance of the Advisory Agreement in respect of the Portfolio, the trustees had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The trustees also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee (zero) for the Portfolio was reasonable. The trustees also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The trustees noted that the Portfolio is designed as a vehicle for the wrap fee account market (where investors pay fees to a wrap fee sponsor which pays investment fees and expenses from such fee). The trustees also noted that no advisory fee is payable by the Portfolio, that the Advisory Agreement does not include the reimbursement provision for certain administrative expenses included in the advisory agreements of most of the open-end AB Funds, and that the Adviser is responsible for payment of the Portfolio’s ordinary expenses. The trustees noted that the Fund acknowledges in the Advisory Agreement that the Adviser and its affiliates expect to receive compensation from third parties in connection with services provided under the Advisory Agreement. The trustees further noted that the Adviser receives payments from the wrap fee program sponsors (the “Sponsors”) that use the Portfolio as an investment vehicle for their clients.

The trustees considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as trustees or directors of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the trustees and its responsiveness, frankness and attention to concerns raised by the trustees in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The trustees noted that they have four regular meetings each

AB CORPORATE INCOME SHARES •	49

year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The trustees also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and different trustees may have attributed different weights to the various factors. The trustees determined that the selection of the Adviser to manage the Portfolio, and the overall arrangements between the Portfolio and the Adviser as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the trustees’ determination included the following:

Nature, Extent and Quality of Services Provided

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also was considered. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2013 and 2014 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The trustees considered that while the Adviser does not receive any advisory fee or expense reimbursement from the Portfolio, it does receive fees paid by the Sponsors. They also noted that the Adviser bears certain costs in providing services to the Portfolio and in paying its ordinary expenses. The trustees noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The trustees noted that the profitability information reflected all revenues and expenses of the Adviser’s

50	• AB CORPORATE INCOME SHARES

relationship with the Portfolio. The trustees recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors, including, in the case of the Portfolio, the fact that it does not pay an advisory fee. The trustees focused on the profitability of the Adviser’s relationship with the Portfolio before taxes. The trustees noted that the Adviser’s relationship with the Portfolio was not profitable to it in 2013 or 2014.

Fall-Out Benefits

The trustees considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio. The trustees noted that the Adviser is compensated by the Sponsors. The trustees understood that the Adviser might also derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the November 2015 meeting, the trustees reviewed information prepared by Broadridge showing the performance of the Portfolio as compared with that of funds selected by Broadridge (the “Performance Universe”), and information prepared by the Adviser showing the Portfolio’s performance as compared with the Barclays U.S. Credit Bond Index (the “Index”), in each case for the 1-, 3- and 5-year periods ended July 31, 2015, and (in the case of comparisons with the Index) the period since inception (December 2006 inception). The trustees noted that, on a gross return basis, the Portfolio was in the 4th quintile of the Performance Universe for the 1-year period, and in the 2nd quintile of the Performance Universe for the 3- and 5-year periods. The Portfolio outperformed the Index in all periods. The trustees were cognizant that the Portfolio was neither designed nor offered as a standalone investment and was intended to serve solely as a component of certain separately managed accounts (“SMAs”). The Adviser had explained that this attribute made it difficult to select an appropriate benchmark for the Portfolio. The trustees had asked the Adviser to provide information showing the weighting of the Portfolio in representative SMAs and the overall performance of those SMAs versus their stated benchmarks. The materials provided to the trustees in respect of the Portfolio included its weighting in the AllianceBernstein Strategic Research Balanced SMA and the performance of that SMA relative to a blended index consisting of 50% Standard & Poor’s 500 Index and 50% Barclays Capital Government/Credit Index (the “BCG/CI”) and against the BCG/CI. The trustees noted that the

AB CORPORATE INCOME SHARES •	51

SMA showed generally favorable performance relative to its two benchmarks. Based on their review, the trustees concluded that the Portfolio’s relative performance was satisfactory.

Advisory Fees

The trustees considered the advisory fee rate paid by the Portfolio to the Adviser (zero) and information provided by Broadridge showing the fees paid by other fund families used in wrap fee programs similar to that of the Portfolio. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The trustees noted the unusual arrangements in the Advisory Agreement providing for no advisory fee but were cognizant that the Adviser is indirectly compensated by the Sponsors for its services to the Portfolio. The trustees reviewed the fee arrangements between the Adviser and each of the current Sponsors and noted that such fees were negotiated on an arm’s length basis and were within the range of fees paid by wrap fee sponsors to other advisers of similar funds. While the Adviser’s fee arrangements with the Sponsors vary, the trustees acknowledged the Adviser’s view that a portion of such fees (less the expenses of the Portfolio paid by the Adviser) may reasonably be viewed as compensating the Adviser for advisory services it provides to the Portfolio (the “implied fee”) and that the Adviser believes that while the Sponsors pay the Adviser different fee rates, the rate of fee attributable to portfolio management at the Portfolio level is the same for all Sponsors. The trustees also considered the fee rate schedules used by other registered investment companies that invest in fixed income securities that are advised by the Adviser.

The Adviser informed the trustees that there were no institutional products managed by it that have a substantially similar investment style.

Since the Portfolio does not bear ordinary expenses, the trustees did not consider comparative expense information.

Economies of Scale

Since the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Portfolio and the Portfolio’s expense ratio is zero, the trustees did not consider the extent to which fee levels in the Advisory Agreement reflect economies of scale. They did note, however, that the fee payable to the Adviser by the current Sponsors declines at a breakpoint based on either individual account sizes or on total assets managed by the Adviser for the Sponsor.

52	• AB CORPORATE INCOME SHARES

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund*

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

FIXED INCOME (continued)

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to November 1, 2016, the Fund was named Global Thematic Growth Fund.

AB CORPORATE INCOME SHARES •	53

AB Family of Funds

NOTES

54	• AB CORPORATE INCOME SHARES

NOTES

AB CORPORATE INCOME SHARES •	55

NOTES

56	• AB CORPORATE INCOME SHARES

NOTES

AB CORPORATE INCOME SHARES •	57

NOTES

58	• AB CORPORATE INCOME SHARES

NOTES

AB CORPORATE INCOME SHARES •	59

NOTES

60	• AB CORPORATE INCOME SHARES

AB CORPORATE INCOME SHARES

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

CIS-0152-1016

OCT    10.31.16

SEMI-ANNUAL REPORT

AB MUNICIPAL INCOME SHARES

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

December 15, 2016

Semi-Annual Report

This report provides management’s discussion of fund performance for AB Municipal Income Shares (the “Fund”) for the semi-annual reporting period ended October 31, 2016. Please note, shares of this Fund are available only to separately managed accounts or participants in “wrap fee” programs or other investment programs approved by AllianceBernstein L.P. (the “Adviser”).

Investment Objectives and Policies

The investment objective of the Fund is to earn the highest level of current income, exempt from federal taxation, that is available consistent with what the Adviser considers to be an appropriate level of risk. The Fund pursues its objective by investing principally in high-yielding municipal securities that may be non-investment grade or investment grade. As a matter of fundamental policy, the Fund invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax for certain taxpayers.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Fund may invest without limit in lower-rated securities (“junk bonds”), which may include securities having the lowest rating, and in unrated securities that, in the Adviser’s judgment, would be lower-rated securities if rated. The Fund may invest in fixed-income securities with any maturity or duration. The Fund will seek to increase income for shareholders by investing in longer maturity bonds. Consistent with its objective of seeking a higher level of income, the Fund may experience greater volatility and a higher risk of loss of principal than other municipal funds.

The Fund may also invest in: tender option bond transactions (“TOBs”); forward commitments; zero-coupon municipal securities and variable, floating and inverse floating-rate municipal securities; certain types of mortgage-related securities; and derivatives, such as options, futures contracts, forwards and swaps.

The Fund may make short sales of securities or maintain a short position, and may use other investment techniques. The Fund may use leverage for investment purposes to increase income through the use of TOBs and derivative instruments, such as interest rate swaps.

AB MUNICIPAL INCOME SHARES •	1

Investment Results

The table on page 7 shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays Municipal Bond Index, for the six- and 12-month periods ended October 31, 2016.

The Fund outperformed the benchmark for both periods. The Fund is used generally to provide exposure to lower-rated municipal bonds within separately managed account strategies. As such, the Fund is overweight in lower-rated (non-investment grade) bonds relative to the broad municipal market, as represented by the benchmark (which is composed of 100% investment grade bonds). This overweight was beneficial to relative returns during both periods.

For the six-month period, security selection within the health care sector contributed the most to performance, relative to the benchmark. Security selection within the local general obligation, education and special tax sectors also contributed, as did overweights in the health care sector. Security selection in the insured sector had a negative impact on returns. For the 12-month period, security selection within the health care sector again contributed the most to performance. Security selection within the education, transportation, industrials and special tax sectors, as well as an overweight in health care, also contributed. Security selection in the housing and insured sectors detracted from returns.

The Fund’s use of derivatives in the form of credit default swaps for investment purposes had no material impact on absolute performance during the six-month period, and added to performance for the 12-month period. Interest rate swaps used for hedging and investment purposes, and inflation (“CPI”) swaps, used for hedging purposes, had no material impact on performance during either period.

Market Review and Investment Strategy

After generally declining for the first half of the 12-month period, municipal bond yields for most maturities rose over the latter half. During the six-month period ended October 31, 2016, yields rose the most for short-maturity bonds as markets reflected a higher probability of the US Federal Reserve raising its target for the Federal Funds rate, and as a change in regulations for money market funds led to reduced demand for very short-term instruments. As a result, over the course of the 12-month period, yields were lower by 0.25% to 0.50% for bonds maturing beyond seven years, and those shorter in duration were little changed or increased in yield by up to 0.50%. Given how the Fund is used within the separately managed account strategies, it tends to be overweight longer-maturity bonds; this positioning benefited performance as longer-maturity bond yields declined more than shorter-

2	• AB MUNICIPAL INCOME SHARES

maturity bond yields. Given the low level of yields and investors’ strong demand for income, lower-rated bonds performed well and credit spreads generally tightened over both periods. Municipal credit fundamentals remained consistent with continued slow economic growth as tax revenues continued to increase, though in some cases at a slower rate, and default rates remained low across the broad municipal market.

On November 8, 2016, Donald Trump was elected as the 45th president of the United States, and the Congressional election outcome resulted in the Republican Party maintaining control of both the House of Representatives and the Senate. The Adviser believes that it will take time before the world has a clearer picture of the short- and long-term impact of the elections on the US economy and markets in general. The Adviser continues to monitor the markets, including for potential market volatility.

The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of October 31, 2016, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity were 2.38% and 0.03%, respectively.

AB MUNICIPAL INCOME SHARES •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays Municipal Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a fund. The Bloomberg Barclays Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• AB MUNICIPAL INCOME SHARES

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to heightened interest rate risk due to rising interest rates as the current period of historically low interest rates ends. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Liquidity Risk: Liquidity risk exists when particular investments, such as lower-rated securities, are difficult to purchase or sell, possibly preventing the Fund from selling out of these illiquid securities at an advantageous price. The Fund is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB MUNICIPAL INCOME SHARES •	5

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 227-4618. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus and/or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

6	• AB MUNICIPAL INCOME SHARES

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2016 (unaudited)	NAV Returns
	6 Months	12 Months
AB Municipal Income Shares	2.09%	8.30%

Bloomberg Barclays Municipal Bond Index	0.49%	4.06%

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

(Historical Performance continued on next page)

AB MUNICIPAL INCOME SHARES •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2016 (unaudited)
NAV Returns

1 Year	8.30%
5 Years	8.31%
Since Inception*	7.58%

AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2016 (unaudited)
NAV Returns

1 Year	11.13%
5 Years	8.65%
Since Inception*	7.95%

The prospectus fee table shows the fees and the total fund operating expenses of the Fund as 0.00% (excluding interest expense of 0.01%) because the Adviser does not charge any fees or expenses and reimburses Fund operating expenses except certain extraordinary expenses, taxes, brokerage costs and the interest on borrowings or certain leveraged transactions. Participants in a wrap fee program or other investment program eligible to invest in the Fund pay fees to the program sponsor and should review the program brochure or other literature provided by the sponsor for a discussion of fees and expenses charged.

*	Inception date: 9/1/2010.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

8	• AB MUNICIPAL INCOME SHARES

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you may incur various ongoing non-operating and extraordinary costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During Period*	Annualized Expense Ratio*
Actual	$1,000	$1,020.90	$0.05	0.01%
Hypothetical**	$1,000	$1,025.16	$0.05	0.01%
*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% annual return before expenses.

AB MUNICIPAL INCOME SHARES •	9

Expense Example

PORTFOLIO SUMMARY

October 31, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,454.4

*	All data are as of October 31, 2016. The Fund’s quality rating breakdown is expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Fund considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the Pre-refunded category includes bonds which are secured by U.S. government securities and therefore are deemed high-quality investment-grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments, such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

10	• AB MUNICIPAL INCOME SHARES

Portfolio Summary

PORTFOLIO OF INVESTMENTS

October 31, 2016 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 102.3%
Long-Term Municipal Bonds – 99.9%
Alabama – 3.2%
Alabama Special Care Facilities Financing Authority-Birmingham AL (Methodist Home for the Aging) Series 2016-2015-1 5.75%, 6/01/35-6/01/45	$4,650	$5,182,415
County of Jefferson AL (County of Jefferson AL Sch Warrants) Series 2004A 5.00%, 1/01/24	2,000	2,018,140
County of Jefferson AL Sewer Revenue Series 2013D 6.00%, 10/01/42	11,645	13,852,077
Cullman County Health Care Authority (Cullman Regional Medical Center, Inc.) Series 2009A 7.00%, 2/01/36	400	431,152
Infirmary Health System Special Care Facilities Financing Authority of Mobile Series 2016A 5.00%, 2/01/36-2/01/41	10,000	11,361,650
Special Care Facilities Financing Authority of the City of Pell City Alabama (Noland Health Services, Inc.) Series 2012 5.00%, 12/01/31	3,000	3,349,440
Water Works Board of the City of Birmingham (The) Series 2016B 5.00%, 1/01/35-1/01/36	8,740	10,342,558

		46,537,432

Alaska – 0.7%
City of Koyukuk AK Series 2011 7.75%, 10/01/41 (Pre-refunded/ETM)	100	119,158
State of Alaska International Airports System Series 2016B 5.00%, 10/01/33-10/01/34	9,000	10,540,965

		10,660,123

Arizona – 3.0%
Arizona Health Facilities Authority (Beatitudes Campus (The)) Series 2007 5.10%, 10/01/22	160	160,333
5.20%, 10/01/37	5,070	5,076,439

AB MUNICIPAL INCOME SHARES •	11

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Arizona Sports & Tourism Authority Series 2012A 5.00%, 7/01/29	$3,670	$4,095,940
City of Mesa AZ Utility System Revenue Series 2016 4.00%, 7/01/32	5,000	5,531,450
Glendale Industrial Development Authority (Royal Oaks Life Care Community) Series 2016 5.00%, 5/15/39	2,700	3,085,101
Industrial Development Authority of the City of Phoenix (The) (Great Hearts Academies) Series 2014 5.00%, 7/01/44	3,875	4,312,022
Maricopa County Industrial Development Authority (Banner Health Obligated Group) Series 2016A 5.00%, 1/01/33-1/01/35(a)	16,100	19,127,897
Mohave County Industrial Development Authority (Mohave Prison LLC) Series 2008 8.00%, 5/01/25	100	100,000
Quechan Indian Tribe of Fort Yuma Series 2012A 9.75%, 5/01/25	100	114,038
Salt Verde Financial Corp. (Citigroup, Inc.) Series 2007 5.00%, 12/01/37	150	179,592
University of Arizona Series 2014 5.00%, 8/01/33	1,000	1,179,620

		42,962,432

California – 7.3%
Abag Finance Authority for Nonprofit Corps. (Episcopal Senior Communities) Series 2011 6.125%, 7/01/41	100	114,996
Anaheim Housing & Public Improvements Authority (Anaheim Electric Utility Fund) Series 2016A 5.00%, 10/01/33-10/01/36	7,900	9,057,825

12	• AB MUNICIPAL INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Anaheim Public Financing Authority (City of Anaheim CA Lease) Series 2014A 5.00%, 5/01/31	$1,460	$1,770,221
Bay Area Toll Authority Series 2013S 5.00%, 4/01/27	1,000	1,210,440
California Educational Facilities Authority (Chapman University) Series 2015 5.00%, 4/01/31-4/01/34	11,845	13,905,802
California Educational Facilities Authority (University of the Pacific) Series 2012A 5.00%, 11/01/42	100	113,479
California Municipal Finance Authority Series 2011B 7.75%, 4/01/31 (Pre-refunded/ETM)	85	104,513
California Municipal Finance Authority (Goodwill Industries of Sacramento Valley & Northern Nevada, Inc.) Series 2012A 6.625%, 1/01/32(b)	1,000	1,122,740
Series 2014 5.00%, 1/01/35	1,335	1,358,176
California Municipal Finance Authority (Partnerships to Uplift Communities Lakeview Terrace and Los Angeles Project) Series 2012A 5.30%, 8/01/47	1,025	1,072,365
California Municipal Finance Authority (Rocketship Education) Series 2014A 7.00%, 6/01/34	1,200	1,353,132
7.25%, 6/01/43	2,075	2,337,695
California Municipal Finance Authority (Rocketship Seven-Alma Academy) Series 2012A 6.25%, 6/01/43	765	833,896
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) Series 2012 5.00%, 11/21/45(b)	6,405	7,116,467
California School Finance Authority (Partnerships to Uplift Communities Valley Project) Series 2014A 6.40%, 8/01/34	3,000	3,422,400

AB MUNICIPAL INCOME SHARES •	13

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

California School Finance Authority (TRI Valley Learning Corp.) Series 2012A 7.00%, 6/01/47	$730	$568,203
California Statewide Communities Development Authority (Eskaton Properties, Inc. Obligated Group) Series 2012 5.25%, 11/15/34	530	586,419
California Statewide Communities Development Authority (Front Porch Communities & Services) Series 2007A 5.125%, 4/01/37(b)	100	100,788
California Statewide Communities Development Authority (Moldaw Residences) Series 2014A 5.25%, 11/01/44	1,200	1,338,252
California Statewide Communities Development Authority (Rocketship Four-Mosaic Elementary) Series 2011A 8.50%, 12/01/41	100	118,271
California Statewide Communities Development Authority (Rocklin Academy) Series 2011A 8.25%, 6/01/41	140	165,750
California Statewide Communities Development Authority (Terraces at San Joaquin Gardens (The)) Series 2012A 6.00%, 10/01/47	250	278,305
City of Roseville CA (HP Campus Oaks Community Facilities District No 1) Series 2016 5.50%, 9/01/46	1,000	1,082,790
City of San Buenaventura CA (Community Memorial Health System) Series 2011 7.50%, 12/01/41	100	119,536
City of San Jose CA Airport Revenue AMBAC Series 2007A 5.00%, 3/01/37	100	101,227

14	• AB MUNICIPAL INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Los Angeles CA Dept Wtr Pwr 5.00%, 7/01/31(c)	$1,000	$1,211,880
Municipal Improvement Corp. of Los Angeles (Municipal Improvement Corp. of Los Angeles Lease) Series 2016B 4.00%, 11/01/33	7,000	7,638,540
Oakland Unified School District/Alameda County Series 2015A 5.00%, 8/01/30-8/01/40	6,215	7,391,432
San Francisco City & County Redevelopment Agency (Mission Bay South Public Imp) Series 2013A 5.00%, 8/01/31	1,000	1,116,510
San Francisco City & County Redevelopment Agency (Successor Agency to the Redev of San Francisco – Mission Bay South) NATL Series 2016C 5.00%, 8/01/41	1,250	1,479,537
San Joaquin Hills Transportation Corridor Agency Series 2014A 5.00%, 1/15/44	1,450	1,648,070
Series 2014B 5.25%, 1/15/44	1,000	1,149,890
Southern California Logistics Airport Authority XLCA Series 2006 5.00%, 12/01/36-12/01/43	1,685	1,648,169
State of California Series 2016 4.00%, 9/01/33-9/01/35	18,000	19,721,720
5.00%, 9/01/34	7,500	9,008,700
University of California CA Revenues 5.00%, 5/15/33(c)	1,000	1,191,650
West Contra Costa Healthcare District Series 2011 6.25%, 7/01/42	3,375	3,862,890

		106,422,676

Colorado – 1.3%
Colorado Educational & Cultural Facilities Authority (Skyview Academy) Series 2014 5.125%, 7/01/34(b)	775	833,063

AB MUNICIPAL INCOME SHARES •	15

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

5.375%, 7/01/44(b)	$1,360	$1,445,367
Colorado Health Facilities Authority (Catholic Health Initiatives) Series 2013 5.25%, 1/01/40	5,910	6,635,039
Colorado Health Facilities Authority (Evangelical Lutheran Good Samaritan Obligated Group) Series 2012 5.00%, 12/01/42	2,910	3,144,662
Colorado Health Facilities Authority (Parkview Medical Center, Inc. Obligated Group) Series 2015B 5.00%, 9/01/30	1,150	1,359,450
Colorado Health Facilities Authority (Sunny Vista Living Center) Series 2015A 6.25%, 12/01/50(b)	1,000	1,097,160
Copperleaf Metropolitan District No 2 Series 2015 5.75%, 12/01/45	1,000	1,048,450
E-470 Public Highway Authority Series 2010C 5.375%, 9/01/26	1,000	1,110,860
Plaza Metropolitan District No 1 Series 2013 5.00%, 12/01/40(b)	1,500	1,596,825
Regional Transportation District (Denver Transit Partners LLC) Series 2010 6.00%, 1/15/41	200	226,628
Sterling Ranch Community Authority Board Series 2015A 5.75%, 12/01/45	1,000	1,006,290

		19,503,794

Connecticut – 1.1%
Connecticut State Health & Educational Facility Authority (Quinnipiac University) Series 2015L 5.00%, 7/01/45	5,750	6,536,600
Connecticut State Health & Educational Facility Authority (Seabury Retirement Community) Series 2016A 5.00%, 9/01/46-9/01/53(b)	2,475	2,651,140

16	• AB MUNICIPAL INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

State of Connecticut Series 2013E 5.00%, 8/15/31(c)	$1,000	$1,170,700
State of Connecticut Special Tax Revenue Series 2012 5.00%, 1/01/31	5,000	5,830,600

		16,189,040

Delaware – 0.3%
Delaware State Economic Development Authority (Delaware Military Academy, Inc.) Series 2014 5.00%, 9/01/44-9/01/49	2,440	2,680,105
Delaware State Economic Development Authority (Newark Charter School, Inc.) Series 2012 5.00%, 9/01/42	1,310	1,461,973

		4,142,078

District of Columbia – 0.3%
District of Columbia (Center for Strategic International Studies, Inc.) Series 2011 6.625%, 3/01/41	100	112,571
District of Columbia (Friendship Public Charter School, Inc.) Series 2012 5.00%, 6/01/42	1,420	1,568,376
Series 2016A 5.00%, 6/01/46	1,400	1,580,544
Metropolitan Washington Airports Authority Series 2016A 5.00%, 10/01/32	500	590,345

		3,851,836

Florida – 8.3%
Alachua County Health Facilities Authority (Bonita Springs Retirement Village, Inc.) Series 2011A 8.125%, 11/15/46	100	116,996
Alachua County Health Facilities Authority (East Ridge Retirement Village, Inc.) Series 2014 6.25%, 11/15/44	1,100	1,241,999

AB MUNICIPAL INCOME SHARES •	17

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Alachua County Health Facilities Authority (Oak Hammock at the University of Florida, Inc.) Series 2012A 8.00%, 10/01/46	$435	$529,565
Alachua County Health Facilities Authority (Shands Teaching Hospital and Clinics Obligated Group) Series 2014A 5.00%, 12/01/44	1,000	1,129,790
Bexley Community Development District Series 2016 4.875%, 5/01/47	1,000	971,400
Cape Coral Health Facilities Authority (Gulf Care, Inc. Obligated Group) Series 2015 5.875%, 7/01/40(b)	1,400	1,535,674
6.00%, 7/01/45-7/01/50(b)	4,015	4,414,082
Capital Trust Agency, Inc. (Million Air One LLC) Series 2011 7.75%, 1/01/41(d)	6,795	6,033,824
Central Florida Expressway Authority Series 2016B 5.00%, 7/01/34(a)	5,500	6,517,830
Citizens Property Insurance Corp. Series 2012A 5.00%, 6/01/22	6,725	7,956,146
Series 2015A 5.00%, 6/01/20	10,000	11,103,000
City of Lakeland FL (Florida Southern College) Series 2012A 5.00%, 9/01/37-9/01/42	2,350	2,594,518
City of Lakeland FL (Lakeland Regional Medical Center Obligated Group) Series 2015 5.00%, 11/15/40	5,610	6,290,717
City of Tampa FL Solid Waste System Revenue Series 2013 5.00%, 10/01/21	3,000	3,431,040
Collier County Industrial Development Authority (Arlington of Naples (The)) Series 2014A 8.125%, 5/15/44(b)	2,000	2,345,780

18	• AB MUNICIPAL INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

County of Miami-Dade FL Aviation Revenue Series 2014A 5.00%, 10/01/33	$10,000	$11,391,400
Series 2015A 5.00%, 10/01/31	1,100	1,271,809
Series 2016 5.00%, 10/01/33-10/01/34	3,375	3,989,684
Florida Development Finance Corp. (Tuscan Isle ChampionsGate Obligated Group) Series 2016A 6.375%, 6/01/46(b)	1,400	1,443,918
Florida Development Finance Corp. (Tuscan Isle Obligated Group) Series 2015A 7.00%, 6/01/35-6/01/45(b)	4,900	5,237,645
Lakewood Ranch Stewardship District (Villages of Lakewood Ranch South Project) Series 2016 5.125%, 5/01/46	1,115	1,147,736
Marshall Creek Community Development District (Marshall Creek Community Development District 2015A) Series 2015A 5.00%, 5/01/32	1,680	1,709,064
Martin County Health Facilities Authority (Martin Memorial Medical Center, Inc.) Series 2012 5.50%, 11/15/32-11/15/42	1,950	2,190,783
Martin County Industrial Development Authority (Indiantown Cogeneration LP) Series 2013 4.20%, 12/15/25	1,150	1,200,543
Miami Beach Health Facilities Authority (Mount Sinai Medical Center of Florida, Inc.) Series 2012 5.00%, 11/15/29	2,885	3,245,279
Series 2014 5.00%, 11/15/39	2,000	2,248,700
Miami-Dade County Expressway Authority Series 2014A 5.00%, 7/01/34	4,000	4,623,720
Series 2016A 5.00%, 7/01/32-7/01/33	8,150	9,774,101

AB MUNICIPAL INCOME SHARES •	19

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Mid-Bay Bridge Authority Series 2011A 7.25%, 10/01/40 (Pre-refunded/ETM)	$80	$102,750
Series 2015A 5.00%, 10/01/40	2,000	2,272,160
Series 2015C 5.00%, 10/01/35-10/01/40	2,750	3,192,725
Palm Beach County Health Facilities Authority Series 2007 5.875%, 11/15/37 (Pre-refunded/ETM)	100	105,137
Reedy Creek Improvement District Series 2013A 5.00%, 6/01/24	3,000	3,646,920
Town of Davie FL (Nova Southeastern University, Inc.) Series 2013A 5.625%, 4/01/43	3,765	4,462,767
Volusia County School Board COP Series 2014B 5.00%, 8/01/31	1,625	1,904,370

		121,373,572

Georgia – 1.8%
Cedartown Polk County Hospital Authority Series 2016 5.00%, 7/01/39	4,000	4,562,000
City of Atlanta Department of Aviation (Hartsfield Jackson Atlanta Intl Airport) Series 2012A 5.00%, 1/01/31	1,390	1,595,692
Series 2014A 5.00%, 1/01/33	1,820	2,119,172
Clarke County Hospital Authority (Piedmont Healthcare, Inc. Obligated Group) Series 2016 5.00%, 7/01/31(a)	2,500	2,944,975
Fayette County Hospital Authority/GA (Piedmont Healthcare, Inc. Obligated Group) Series 2016 5.00%, 7/01/34-7/01/36(a)	10,710	12,371,068
Fulton County Development Authority (Piedmont Healthcare, Inc. Obligated Group) Series 2016A 5.00%, 7/01/32(a)	2,000	2,343,140

		25,936,047

Idaho – 0.2%
Idaho Health Facilities Authority (The Terraces at Boise) Series 2014A 8.00%, 10/01/44	2,050	2,275,110

20	• AB MUNICIPAL INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Idaho Housing & Finance Association (Battelle Energy Alliance LLC) Series 2010A 7.00%, 2/01/36	$200	$231,908

		2,507,018

Illinois – 11.6%
Chicago Board of Education Series 2012A 5.00%, 12/01/42	2,940	2,572,206
Series 2015C 5.25%, 12/01/35-12/01/39	10,315	9,358,248
Series 2016B 6.50%, 12/01/46	1,900	1,933,573
Chicago O’Hare International Airport Series 2015C 5.00%, 1/01/34	1,665	1,882,516
Chicago Transit Authority (Chicago Transit Authority Sales Tax) Series 2011 5.25%, 12/01/23	4,285	4,922,908
Chicago Transit Authority (City of Chicago IL Fed Hwy Grant) AGC Series 2008 5.00%, 6/01/18	1,170	1,238,890
City of Chicago IL Series 2008A 5.00%, 1/01/19	525	536,025
Series 2015A 5.00%, 1/01/19	300	309,528
City of Chicago IL (Goldblatts Supportive Living Project) Series 2013 6.375%, 12/01/52(e)	1,050	942,669
Series 2015 6.00%, 12/01/30(f)(g)	2,320	2,325,243
Illinois Finance Authority (Ascension Health Credit Group) Series 2012A 5.00%, 11/15/42	3,600	4,074,084
Illinois Finance Authority (Greenfields of Geneva) Series 2010A 8.125%, 2/15/40(d)	3,000	2,064,090
Illinois Finance Authority (Illinois Institute of Technology) Series 2006A 5.00%, 4/01/19-4/01/36	465	465,349
Illinois Finance Authority (Lake Forest College) Series 2012A 6.00%, 10/01/48	400	432,112

AB MUNICIPAL INCOME SHARES •	21

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Illinois Finance Authority (Lutheran Home & Services Obligated Group) Series 2012 5.75%, 5/15/46	$2,010	$2,103,787
Illinois Finance Authority (Mercy Health System Obligated Group) Series 2016 5.00%, 12/01/40	1,000	1,128,090
Illinois Finance Authority (Park Place of Elmhurst) Series 2016A 6.20%, 5/15/30	625	630,248
6.33%, 5/15/48	829	834,858
6.44%, 5/15/55	1,998	2,007,567
Series 2016C 2.00%, 5/15/55(e)(k)	609	26,175
Illinois Finance Authority (Plymouth Place, Inc.) Series 2013 6.00%, 5/15/43	3,500	3,889,200
Series 2015 5.25%, 5/15/50	2,000	2,180,720
Illinois Finance Authority (Presence Health Network Obligated Group) Series 2016C 5.00%, 2/15/31	11,500	12,862,405
Illinois Finance Authority (Silver Cross Hospital Obligated Group) Series 2015C 5.00%, 8/15/35	4,750	5,470,622
Illinois Municipal Electric Agency Series 2015A 5.00%, 2/01/22	6,700	7,834,042
Illinois State Toll Highway Authority Series 2015A 5.00%, 1/01/31-1/01/32	3,125	3,692,350
Series 2015B 5.00%, 1/01/36-1/01/40	5,250	6,090,309
Series 2016A 5.00%, 12/01/32	7,000	8,267,560
Metropolitan Pier & Exposition Authority Series 2015B 5.00%, 12/15/45	13,300	14,616,301
State of Illinois Series 2012 5.00%, 8/01/21-3/01/31	11,760	12,807,853
Series 2014 5.00%, 5/01/31-5/01/35	8,985	9,589,877

22	• AB MUNICIPAL INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2016 5.00%, 6/01/23	$5,695	$6,266,664
5.00%, 2/01/27(a)	21,650	23,874,970
Village of Antioch IL (Village of Antioch IL Spl Tax) Series 2016A 4.50%, 3/01/33	4,400	4,399,736
Series 2016B 7.00%, 3/01/33	1,910	1,909,733
Village of Pingree Grove IL Special Service Area No 7 Series 2015A 4.50%, 3/01/25	1,166	1,216,989
5.00%, 3/01/36	2,963	3,115,209
Series 2015B 6.00%, 3/01/36	1,004	1,088,697

		168,961,403

Indiana – 1.3%
Indiana Finance Authority (Bethany Circle of King’s Daughters’ of Madison Indiana, Inc. (The)) Series 2010 5.125%, 8/15/27	1,000	1,088,120
5.50%, 8/15/40-8/15/45	3,020	3,308,734
Indiana Finance Authority (I-69 Development Partners LLC) Series 2014 5.00%, 9/01/46	1,000	1,044,700
5.25%, 9/01/34	3,500	3,750,040
Indiana Finance Authority (Marquette Manor) Series 2015A 5.00%, 3/01/30	1,000	1,111,320
Indiana Finance Authority (WVB East End Partners LLC) Series 2013A 5.00%, 7/01/40-7/01/48	6,980	7,838,867

		18,141,781

Kansas – 0.0%
Wichita KS Hlth Care FACS Revenue (Kansas Masonic Home) Series 2016I 5.00%, 12/01/31	550	571,615

AB MUNICIPAL INCOME SHARES •	23

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Kentucky – 2.8%
Kentucky Economic Development Finance Authority (Masonic Homes of Kentucky, Inc. Obligated Group) Series 2012 5.375%, 11/15/42	$1,685	$1,735,196
5.50%, 11/15/45	1,000	1,034,690
Kentucky Economic Development Finance Authority (Next Generation Kentucky Information Highway) Series 2015A 5.00%, 7/01/40-1/01/45	10,335	11,566,512
Kentucky Economic Development Finance Authority (Owensboro Health, Inc.) Series 2010A 6.00%, 6/01/30	200	226,228
6.375%, 6/01/40	1,525	1,722,106
6.50%, 3/01/45	1,000	1,136,060
Kentucky Economic Development Finance Authority (Rosedale Green) Series 2015 5.50%, 11/15/35	1,750	1,810,375
5.75%, 11/15/45	3,350	3,449,763
Louisville/Jefferson County Metropolitan Government (Norton Healthcare Obligated Group) Series 2016 5.00%, 10/01/30	15,350	18,298,735

		40,979,665

Louisiana – 0.7%
Jefferson Parish Hospital Service District No 2 Series 2011 6.375%, 7/01/41	2,130	2,324,128
Louisiana Local Government Environmental Facilities & Community Development Auth (St James Place of Baton Rouge) Series 2015A 6.00%, 11/15/35	2,100	2,247,945
Louisiana Local Government Environmental Facilities & Community Development Auth (Woman’s Hospital Foundation) Series 2010A 6.00%, 10/01/44	400	463,164

24	• AB MUNICIPAL INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2013B 10.50%, 7/01/39(d)(h)	$2,750	$1,588,125
Series 2014A 7.50%, 7/01/23(d)(h)	1,250	721,875
Louisiana Public Facilities Authority (Ochsner Clinic Foundation) Series 2016 5.00%, 5/15/47	1,120	1,262,912
Port New Orleans Board of Commissioners Series 2013B 5.00%, 4/01/29-4/01/31	1,540	1,727,631

		10,335,780

Maine – 0.1%
Maine Health & Higher Educational Facilities Authority (MaineGeneral Health Obligated Group) Series 2011 7.50%, 7/01/32	1,000	1,181,440

Maryland – 0.3%
City of Westminster MD (Lutheran Village at Miller’s Grant, Inc. (The)) Series 2014D 3.875%, 7/01/19	1,125	1,145,633
Maryland Health & Higher Educational Facilities Authority (Meritus Medical Center, Inc.) Series 2015 5.00%, 7/01/31	3,245	3,742,004

		4,887,637

Massachusetts – 1.3%
Commonwealth of Massachusetts Series 2016A 5.00%, 3/01/46	2,000	2,327,000
NATL Series 2000G 0.57%, 12/01/30(i)	5,000	4,502,475
Massachusetts Development Finance Agency (Lowell General Hospital) Series 2013G 5.00%, 7/01/37	2,550	2,789,674
Massachusetts Development Finance Agency (Merrimack College) Series 2012A 5.25%, 7/01/42	745	832,061

AB MUNICIPAL INCOME SHARES •	25

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Massachusetts Development Finance Agency (South Shore Hospital, Inc.) Series 2016I 5.00%, 7/01/31-7/01/41	$3,850	$4,492,466
Massachusetts Development Finance Agency (UMass Memorial Health Care Obligated Group) Series 2016 5.00%, 7/01/41-7/01/46	3,980	4,478,227

		19,421,903

Michigan – 8.9%
City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System) Series 2012A 5.00%, 7/01/32	4,400	4,881,448
5.25%, 7/01/39	4,825	5,407,522
City of Detroit MI Water Supply System Revenue (Great Lakes Water Authority Water Supply System) Series 2011C 5.00%, 7/01/41	1,060	1,148,658
Detroit City School District Series 2012A 5.00%, 5/01/31	120	134,201
Great Lakes Water Authority (Great Lakes Water Authority Water Supply System) Series 2016D 5.00%, 7/01/36	25,210	28,617,888
Kalamazoo Hospital Finance Authority (Bronson Healthcare Group Obligated Group) Series 2016 4.00%, 5/15/31-5/15/36	20,100	21,243,495
Michigan Finance Authority (Great Lakes Water Authority Sewage Disposal System) Series 2014C 5.00%, 7/01/17-7/01/18	2,000	2,084,610
Series 2014C-1 5.00%, 7/01/44	1,750	1,909,950
Michigan Finance Authority (Great Lakes Water Authority Water Supply System) Series 2014D-4 5.00%, 7/01/29-7/01/34	2,100	2,393,880

26	• AB MUNICIPAL INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2015D-1 5.00%, 7/01/34	$2,000	$2,276,860
Series 2015D-2 5.00%, 7/01/34	3,400	3,829,488
Michigan Finance Authority (Henry Ford Health System Obligated Group) Series 2016 4.00%, 11/15/35-11/15/36	5,000	5,168,840
5.00%, 11/15/32	3,850	4,480,207
Michigan Finance Authority (MidMichigan Obligated Group) Series 2014 5.00%, 6/01/34	2,000	2,297,040
Michigan Finance Authority (Public Lighting Authority) Series 2014B 5.00%, 7/01/31-7/01/33	7,950	9,011,225
Michigan State Building Authority (Michigan State Building Authority Lease) Series 2016I 5.00%, 10/15/32	14,000	16,738,960
Michigan State Hospital Finance Authority (Henry Ford Health System Obligated Group) Series 2006A 5.25%, 11/15/46	100	100,155
Michigan Strategic Fund (Detroit Renewable Energy Obligated Group) Series 2013 8.50%, 12/01/30(b)	2,325	2,471,615
Series 2016 9.00%, 12/01/25(a)(b)(j)	8,970	7,330,194
Michigan Strategic Fund (Evangelical Homes of Michigan Obligated Group) Series 2013 5.50%, 6/01/47	2,000	2,178,820
Michigan Tobacco Settlement Finance Authority Series 2007A 6.00%, 6/01/48	5,775	5,654,591

		129,359,647

Minnesota – 0.2%
City of Minneapolis MN (Fairview Health Services Obligated Group) Series 2015A 5.00%, 11/15/33	1,000	1,170,160

AB MUNICIPAL INCOME SHARES •	27

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Western Minnesota Municipal Power Agency Series 2015A 5.00%, 1/01/34	$1,030	$1,228,471

		2,398,631

Mississippi – 0.7%
Mississippi Development Bank Series 2016C 5.00%, 8/01/27	7,830	9,680,777

Missouri – 1.6%
Health & Educational Facilities Authority of the State of Missouri (Lutheran Senior Services Obligated Group) Series 2010 5.50%, 2/01/42	100	108,346
Kansas City Industrial Development Authority (Kingswood Senior Living Community) Series 2016 5.75%, 11/15/36(b)	1,785	1,820,218
6.00%, 11/15/46(b)	4,400	4,524,916
Lees Summit Industrial Development Authority (John Knox Village Obligated Group) Series 2016A 5.00%, 8/15/36(a)	1,300	1,359,202
Missouri Joint Municipal Electric Utility Commission Series 2014 5.00%, 1/01/31	3,240	3,774,697
Missouri State Environmental Improvement & Energy Resources Authority (Union Electric Co.) NATL 1.86%, 9/01/33(i)	1,025	928,646
NATL Series 1992 1.453%, 12/01/22(i)	550	505,488
NATL Series 1998A 1.46%, 9/01/33(i)	2,300	2,083,782
NATL Series 1998B 1.74%, 9/01/33(i)	1,125	1,019,244
St Louis County Industrial Development Authority (St Andrews Resources for Seniors) Series 2015A 5.00%, 12/01/35	2,000	2,101,160
5.125%, 12/01/45	4,500	4,643,190

		22,868,889

Nebraska – 0.2%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2012 5.00%, 9/01/32-9/01/42	2,975	3,321,364

28	• AB MUNICIPAL INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Nevada – 1.3%
City of Reno NV Series 2007A 5.25%, 6/01/41 (Pre-refunded/ETM)	$130	$133,358
Las Vegas Redevelopment Agency Series 2016 5.00%, 6/15/40	1,800	2,059,902
Las Vegas Valley Water District Series 2016A 5.00%, 6/01/46	14,000	16,417,380

		18,610,640

New Hampshire – 0.4%
New Hampshire Health and Education Facilities Authority Act (Southern New Hampshire University) Series 2012 5.00%, 1/01/42	2,940	3,311,939
Series 2016 5.00%, 1/01/41	1,660	1,906,942

		5,218,881

New Jersey – 5.8%
City of Bayonne NJ BAM Series 2016 5.00%, 7/01/39	1,075	1,231,789
Hudson County Improvement Authority (County of Hudson NJ) Series 2016 5.00%, 5/01/32	3,645	4,359,857
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2014U 5.00%, 6/15/21	3,500	3,861,515
Series 2015X 5.00%, 6/15/21	15,920	17,564,377
New Jersey Economic Development Authority (UMM Energy Partners LLC) Series 2012A 5.125%, 6/15/43	735	786,112
New Jersey Economic Development Authority (United Airlines, Inc.) Series 1999 5.25%, 9/15/29	2,850	3,155,748
Series 2000B 5.625%, 11/15/30	1,475	1,688,196

AB MUNICIPAL INCOME SHARES •	29

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New Jersey Health Care Facilities Financing Authority (Holy Name Medical Center, Inc.) Series 2010 5.00%, 7/01/25	$100	$111,136
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 6/15/28(a)	5,035	5,642,624
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2014A 5.00%, 6/15/38	1,000	1,089,030
New Jersey Turnpike Authority Series 2013A 5.00%, 1/01/27-1/01/32	3,500	4,150,250
Series 2015E 5.00%, 1/01/33-1/01/45	15,400	17,890,054
Series 2016A 5.00%, 1/01/33	6,500	7,705,945
NATL Series 2000D 1.103%, 1/01/30(i)	1,175	1,074,206
Tobacco Settlement Financing Corp./NJ Series 2007-1A 5.00%, 6/01/41	15,660	14,590,892

		84,901,731

New Mexico – 0.1%
New Mexico Hospital Equipment Loan Council (Gerald Champion Regional Medical Center) Series 2012 5.50%, 7/01/42	1,060	1,169,106

New York – 6.4%
Build NYC Resource Corp. (Metropolitan College of New York) Series 2014 5.25%, 11/01/34	2,000	2,202,660
City of Newburgh NY Series 2012A 5.625%, 6/15/34	245	275,044
Metropolitan Transportation Authority Series 2013B 5.00%, 11/15/27	5,125	6,151,384
Series 2013E 5.00%, 11/15/32	4,425	5,237,740

30	• AB MUNICIPAL INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2016B 5.00%, 11/15/33	$10,500	$12,498,255
Series 2016C 5.00%, 11/15/36	3,440	4,051,838
Metropolitan Trnsp Auth NY (Metro Trnsp Auth NY Ded Tax) 5.00%, 11/15/31(c)	190	221,120
Nassau County Industrial Development Agency (Amsterdam House Continuing Care Retirement Community, Inc.) Series 2014A 6.50%, 1/01/32	75	77,552
6.70%, 1/01/49	454	479,242
Series 2014B 5.50%, 7/01/20	785	800,687
Series 2014C 2.00%, 1/01/49(e)(h)(k)	514	87,341
New York Liberty Development Corp. (7 World Trade Center II LLC) Series 2012 5.00%, 3/15/44	100	112,480
New York Liberty Development Corp. (Goldman Sachs Headquarters LLC) Series 2005 5.25%, 10/01/35	1,325	1,673,382
New York NY GO Series 2013A-1 5.00%, 10/01/28(c)	500	592,720
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2015A 5.00%, 3/15/35	2,250	2,653,627
New York State Energy Research & Development Authority (Consolidated Edison Co. of New York, Inc.) AMBAC Series 2001B 1.453%, 10/01/36(i)	3,200	2,917,546
XLCA Series 2004A 1.295%, 1/01/39(i)	4,100	3,776,559
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2012I 5.00%, 1/01/37	2,000	2,290,660
Series 2016A 5.00%, 1/01/46	3,800	4,388,202
New York Transportation Development Corp. (Laguardia Gateway Partners LLC) Series 2016A 5.00%, 7/01/41-7/01/46	10,320	11,281,936

AB MUNICIPAL INCOME SHARES •	31

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Orange County Funding Corp. (The Hamlet at Wallkill) Series 2013 6.50%, 1/01/46	$1,125	$1,141,369
Otsego County Capital Resource Corp. (Hartwick College) Series 2015A 5.00%, 10/01/30-10/01/35	4,435	5,028,518
Port Authority of New York & New Jersey Series 2012 5.00%, 10/01/34	3,900	4,452,006
Series 2013-178 5.00%, 12/01/33	5,000	5,841,500
Triborough Bridge & Tunnel Authority Series 2012B 5.00%, 11/15/28-11/15/29(c)	1,950	2,314,196
Ulster County Capital Resource Corp. (Kingston Regional Senior Living Corp.) Series 2014A 7.50%, 9/15/44(b)(j)	360	326,480
Series 2014B 7.00%, 9/15/44(b)	410	434,055
Ulster County Industrial Development Agency (Kingston Regional Senior Living Corp.) Series 2007A 6.00%, 9/15/27-9/15/37	2,225	2,243,201
Westchester County Local Development Corp. (Kendal on Hudson) Series 2013 5.00%, 1/01/34	3,840	4,192,128
Westchester County Local Development Corp. (Westchester County Health Care Corp. Obligated Group) Series 2016 5.00%, 11/01/46	4,230	4,733,285

		92,476,713

North Carolina – 1.6%
North Carolina Medical Care Commission (Aldersgate United Methodist Retirement Community, Inc.) Series 2015 4.875%, 7/01/40	5,000	5,381,800
5.00%, 7/01/45	1,000	1,081,670
North Carolina Medical Care Commission (Mission Health System, Inc./NC) Series 2017 5.00%, 10/01/30-10/01/36(a)	10,025	11,680,797

32	• AB MUNICIPAL INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

North Carolina Medical Care Commission (Pennybyrn at Maryfield) Series 2015 5.00%, 10/01/30	$2,250	$2,491,223
North Carolina Medical Care Commission (United Church Homes & Services Obligated Group) Series 2015A 5.00%, 9/01/37	1,735	1,860,163

		22,495,653

Ohio – 2.8%
American Municipal Power, Inc. Series 2016A 5.00%, 2/15/37-2/15/38	10,310	11,958,805
Buckeye Tobacco Settlement Financing Authority Series 2007A-2 5.875%, 6/01/47	14,185	13,298,012
County of Franklin OH (First Community Village Obligated Group) Series 2013 5.625%, 7/01/47	2,300	2,311,454
County of Hamilton OH (Life Enriching Communities Obligated Group) Series 2012 5.00%, 1/01/42	1,030	1,109,588
Dayton-Montgomery County Port Authority (StoryPoint Troy Project) Series 2015-1 7.00%, 1/15/40	2,500	2,568,575
Ohio Air Quality Development Authority (FirstEnergy Generation LLC) Series 2009D 4.25%, 8/01/29	4,840	4,761,253
Ohio Air Quality Development Authority (FirstEnergy Nuclear Generation LLC) Series 2009A 4.375%, 6/01/33	3,820	3,761,401
Toledo-Lucas County Port Authority (StoryPoint Obligated Group) Series 2016 6.375%, 1/15/51(a)	1,000	1,000,170

		40,769,258

Oklahoma – 0.6%
Oklahoma Capitol Improvement Authority (Oklahoma Capitol Improvement Authority State Lease) Series 2016 4.00%, 7/01/32-7/01/34	6,645	7,235,116

AB MUNICIPAL INCOME SHARES •	33

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Tulsa Airports Improvement Trust (American Airlines, Inc.) Series 2013A 5.50%, 6/01/35	$1,125	$1,262,464

		8,497,580

Oregon – 0.0%
Hospital Facilities Authority of Multnomah County Oregon (Mirabella at South Waterfront) Series 2014A 5.00%, 10/01/19	410	435,116
Klamath Falls Intercommunity Hospital Authority (Sky Lakes Medical Center, Inc.) Series 2016 5.00%, 9/01/30	200	237,756

		672,872

Pennsylvania – 8.2%
Allegheny County Higher Education Building Authority (Chatham University) Series 2012A 5.00%, 9/01/35	230	255,958
Bensalem Township School District Series 2013 5.00%, 6/01/29	8,570	10,296,341
Cheltenham Township School District Series 2016B 5.00%, 2/15/39	1,780	2,041,375
City of Philadelphia PA Series 2013A 5.00%, 7/15/21	1,200	1,376,364
County of Lehigh PA (Lehigh Valley Health Network Obligated Group) Series 2016A 4.00%, 7/01/35	18,200	19,395,012
Cumberland County Municipal Authority (Asbury Pennsylvania Obligated Group) Series 2010 6.125%, 1/01/45	180	193,511
Series 2012 5.25%, 1/01/41	1,000	1,079,480
Lehigh County General Purpose Authority (Good Shepherd Obligated Group (The)) Series 2016 4.00%, 11/01/41-11/01/46	3,000	3,092,550

34	• AB MUNICIPAL INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Montgomery County Industrial Development Authority/PA (Philadelphia Presbytery Homes, Inc.) Series 2010 6.50%, 12/01/25	$200	$236,248
Montgomery County Industrial Development Authority/PA (Whitemarsh Continuing Care Retirement Community) Series 2015 5.00%, 1/01/30	1,040	1,077,284
5.25%, 1/01/40	4,740	4,850,158
Moon Industrial Development Authority (Baptist Home Society Obligated Group) Series 2015 5.75%, 7/01/35	5,135	5,625,598
Norristown Area School District COP Series 2012 5.00%, 4/01/32	100	107,486
Northeastern Pennsylvania Hospital & Education Authority (Wilkes University) Series 2012A 5.25%, 3/01/42	265	298,313
Series 2016A 5.00%, 3/01/37	1,400	1,574,132
Pennsylvania Economic Development Financing Authority (National Railroad Passenger Corp. (The)) Series 2012A 5.00%, 11/01/41	1,620	1,788,140
Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 12/31/34	2,830	3,167,845
Pennsylvania Higher Educational Facilities Authority (Drexel University) Series 2016 5.00%, 5/01/32-5/01/33	4,000	4,720,090
Pennsylvania State University Series 2016B 5.00%, 9/01/32	2,000	2,444,940
Pennsylvania Turnpike Commission Series 2016 5.00%, 6/01/37	4,000	4,532,920

AB MUNICIPAL INCOME SHARES •	35

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Pennsylvania Turnpike Commission (Pennsylvania Turnpike Commission Oil Franchise Tax) Series 2016A 5.00%, 12/01/31-12/01/32	$5,760	$6,961,264
Philadelphia Gas Works Co. Series 2016 5.00%, 10/01/31-10/01/34	5,300	6,190,862
School District of Philadelphia (The) Series 2015A 5.00%, 9/01/34-9/01/35	2,615	2,866,530
Series 2016F 5.00%, 9/01/33-9/01/36(a)	4,000	4,426,300
Scranton-Lackawanna Health & Welfare Authority (Scranton Parking System Concession Project) Series 2016A 5.00%, 1/01/51-1/01/57(b)	12,110	12,715,690
Series 2016B 6.08%, 1/01/26(b)	1,070	1,060,338
Series 2016C Zero Coupon, 1/01/36(b)	2,945	1,086,970
Series 2016D Zero Coupon, 1/01/57(b)	61,525	4,659,288
State Public School Building Authority (Harrisburg School District) AGM Series 2016A 5.00%, 12/01/30-12/01/32	9,920	11,773,949

		119,894,936

Puerto Rico – 0.2%
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth (AES Puerto Rico LP) Series 2000 6.625%, 6/01/26	3,045	2,953,650
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth (Sistema Universitario Ana G Mendez Incorporado) Series 2012 5.375%, 4/01/42	335	302,914

		3,256,564

Rhode Island – 0.3%
Rhode Island Health & Educational Building Corp. (Tockwotton Home) Series 2011 8.375%, 1/01/46	3,150	3,667,923

36	• AB MUNICIPAL INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

South Carolina – 0.2%
South Carolina Jobs-Economic Development Authority (Lutheran Homes of South Carolina Obligated Group) Series 2013 5.00%, 5/01/43	$1,000	$1,031,290
5.125%, 5/01/48	1,000	1,035,430
South Carolina Public Service Authority AMBAC Series 2007A 5.00%, 1/01/32 (Pre-refunded/ETM)	400	402,828

		2,469,548

Tennessee – 0.7%
Johnson City Health & Educational Facilities Board (Mountain States Health Alliance Obligated Group) Series 2012 5.00%, 8/15/42	4,890	5,351,127
Metropolitan Government Nashville & Davidson County Health & Educational Facs Bd (Vanderbilt University Medical Center) Series 2016 5.00%, 7/01/46	2,435	2,809,795
Shelby County Health Educational & Housing Facilities Board (Village at Germantown, Inc. (The)) Series 2012 5.25%, 12/01/42	1,000	1,040,000
5.375%, 12/01/47	800	834,672

		10,035,594

Texas – 9.1%
Arlington Higher Education Finance Corp. (Harmony Public Schools) Series 2016A 5.00%, 2/15/34-2/15/46	7,945	9,291,774
Arlington Higher Education Finance Corp. (Wayside Schools) Series 2016A 4.625%, 8/15/46	2,450	2,473,397
Central Texas Regional Mobility Authority Series 2011 6.00%, 1/01/41 (Pre-refunded/ETM)	120	143,093
Series 2013 5.00%, 1/01/42	3,500	3,893,050
Series 2016 5.00%, 1/01/33-1/01/40	6,855	7,801,162

AB MUNICIPAL INCOME SHARES •	37

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Central Texas Turnpike System Series 2015C 5.00%, 8/15/42	$6,800	$7,572,684
City of Houston TX (City of Houston TX Hotel Occupancy Tax) Series 2015 5.00%, 9/01/30	1,965	2,306,124
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2014 5.00%, 7/01/29	3,155	3,500,662
Series 2015B 5.00%, 7/15/30-7/15/35	2,960	3,313,075
Clifton Higher Education Finance Corp. (IDEA Public Schools) Series 2012 5.00%, 8/15/42	530	581,739
Series 2013 6.00%, 8/15/43	1,000	1,169,460
Series 2016A 5.00%, 8/15/34-8/15/36	4,180	4,978,517
County of Harris TX (County of Harris TX Toll Road) Series 2016A 5.00%, 8/15/32-8/15/34	7,600	9,133,200
Dallas County Flood Control District No 1 Series 2015 5.00%, 4/01/28(b)	1,150	1,225,141
Dallas/Fort Worth International Airport Series 2012E 5.00%, 11/01/35	1,500	1,656,135
Decatur Hospital Authority (Wise Regional Health System) Series 2014A 5.25%, 9/01/44	3,150	3,401,244
Houston TX Util Sys Series 2011D 5.00% HOUUTL, 11/15/28(c)	400	467,204
Mission Economic Development Corp. (Natgasoline LLC) Series 2016B 5.75%, 10/01/31(b)	3,225	3,420,499
New Hope Cultural Education Facilities Finance Corp. (Wesleyan Homes, Inc.) Series 2014 5.50%, 1/01/49	1,700	1,788,842

38	• AB MUNICIPAL INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New Hope Cultural Education Facilities Finance Corp. (Westminster Manor) Series 2016 4.00%, 11/01/36	$1,475	$1,481,033
North East Texas Regional Mobility Authority Series 2016 5.00%, 1/01/46	2,500	2,848,375
North Texas Education Finance Corp. (Uplift Education) Series 2012A 5.125%, 12/01/42	280	309,890
North Texas Tollway Authority Series 2014B 5.00%, 1/01/31	8,975	10,488,813
Series 2015A 5.00%, 1/01/35	7,000	8,066,730
Series 2015B 5.00%, 1/01/34	3,500	4,085,970
Series 2016A 5.00%, 1/01/39	4,000	4,643,440
Red River Health Facilities Development Corp. Series 2011A 8.00%, 11/15/46 (Pre-refunded/ETM)	1,790	2,370,425
Red River Health Facilities Development Corp. (MRC Crossings Proj) Series 2014A 7.75%, 11/15/44	1,315	1,542,311
Red River Health Facilities Development Corp. (Wichita Falls Retirement Foundation) Series 2012 5.50%, 1/01/32	1,740	1,915,009
Sanger Industrial Development Corp. (Texas Pellets, Inc.) Series 2012B 8.00%, 7/01/38(d)	2,180	1,899,325
Tarrant County Cultural Education Facilities Finance Corp. (Baylor Scott & White Health Obligated Group) Series 2016A 5.00%, 11/15/45	1,000	1,158,460
Tarrant County Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc.) Series 2007
5.50%, 11/15/22	200	206,872

AB MUNICIPAL INCOME SHARES •	39

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Tarrant County Cultural Education Facilities Finance Corp. (Edgemere Retirement Senior Quality Lifestyles Corp.) Series 2015B 5.00%, 11/15/30	$4,000	$4,527,400
Tarrant County Cultural Education Facilities Finance Corp. (Stayton at Museum Way) Series 2009A 8.25%, 11/15/39-11/15/44	5,025	5,425,382
Tarrant County Cultural Education Facilities Finance Corp. (Trinity Terrace Project) Series 2014A-1 5.00%, 10/01/44	1,065	1,169,892
Texas Municipal Gas Acquisition & Supply Corp. I (Bank of America Corp.) Series 2008D 6.25%, 12/15/26	1,000	1,210,690
Texas Private Activity Bond Surface Transportation Corp. (Blueridge Transportation Group LLC) Series 2016 5.00%, 12/31/40	1,255	1,394,129
Texas Private Activity Bond Surface Transportation Corp. (LBJ Infrastructure Group LLC) Series 2010 7.00%, 6/30/40	660	778,391
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC) Series 2009 6.875%, 12/31/39	200	233,738
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners Segments 3 LLC) Series 2013 6.75%, 6/30/43	3,600	4,395,348
Travis County Health Facilities Development Corp. (Longhorn Village) Series 2012A 7.00%, 1/01/32	1,200	1,352,820
7.125%, 1/01/46	2,430	2,726,168
Viridian Municipal Management District Series 2011 9.00%, 12/01/37 (Pre-refunded/ETM)	75	102,314

		132,449,927

40	• AB MUNICIPAL INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Utah – 0.0%
Timber Lakes Water Special Service District Series 2011 8.125%, 6/15/31	$90	$97,491
Utah Charter School Finance Authority Series 2010 8.25%, 7/15/46 (Pre-refunded/ETM)	100	114,192
Utah Charter School Finance Authority (Early Light Academy, Inc.) Series 2010 8.50%, 7/15/46	100	111,389
Utah Charter School Finance Authority (North Star Academy) Series 2010A 7.00%, 7/15/45	100	110,722

		433,794

Vermont – 0.5%
Vermont Economic Development Authority (Wake Robin Corp.) Series 2012 5.40%, 5/01/33	200	219,894
Vermont Educational & Health Buildings Financing Agency (University of Vermont Health Network Obligated Group) Series 2016A 5.00%, 12/01/34	1,500	1,754,910
Series 2016B 5.00%, 12/01/37-12/01/38	4,420	5,106,704

		7,081,508

Virginia – 1.1%
Cherry Hill Community Development Authority (Potomac Shores Project) Series 2015 5.15%, 3/01/35(b)	1,000	1,062,510
Chesterfield County Economic Development Authority (Brandermill Woods) Series 2012 5.125%, 1/01/43	1,030	1,066,009
City of Chesapeake VA Chesapeake Expressway Toll Road Revenue Series 2012A 5.00%, 7/15/47	300	329,724
Fairfax County Economic Development Authority (Vinson Hall LLC) Series 2013A 5.00%, 12/01/47	1,955	2,057,168

AB MUNICIPAL INCOME SHARES •	41

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Tobacco Settlement Financing Corp./VA Series 2007B-1 5.00%, 6/01/47	$6,790	$6,271,040
Virginia College Bldg Auth (Virginia Lease 21st Century College Prog) Series 2013A 5.00%, 2/01/28(c)	550	654,929
Virginia College Building Authority (Marymount University) Series 2015B 5.25%, 7/01/35(b)	1,000	1,126,550
Virginia Small Business Financing Authority (Elizabeth River Crossings OpCo LLC) Series 2012 5.50%, 1/01/42	3,580	4,010,961

		16,578,891

Washington – 1.8%
King County Public Hospital District No 4 Series 2015A 5.00%, 12/01/30	2,235	2,297,312
Port of Seattle WA Series 2015C 5.00%, 4/01/33	5,035	5,758,429
Washington Health Care Facilities Authority (Multicare Health System Obligated Group) Series 2012A 5.00%, 8/15/44	1,000	1,109,340
Washington Health Care Facilities Authority (Providence Health & Services Obligated Group) Series 2012A 5.00%, 10/01/42	3,350	3,762,452
Washington St GO 5.00%, 7/01/24(c)	1,000	1,137,240
Washington State Housing Finance Commission (Mirabella) Series 2012A 6.75%, 10/01/47	3,550	3,964,249
Washington State Housing Finance Commission (Presbyterian Retirement Communities Northwest Obligated Group) Series 2016A 5.00%, 1/01/36(b)	2,025	2,201,438
Washington State Housing Finance Commission (Rockwood Retirement Communities) Series 2014A 7.375%, 1/01/44(b)	3,215	3,730,429

42	• AB MUNICIPAL INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Washington State Housing Finance Commission (Skyline at First Hill Proj) Series 2007A 5.625%, 1/01/27-1/01/38	$2,265	$2,282,894

		26,243,783

West Virginia – 0.2%
West Virginia Hospital Finance Authority (West Virginia United Health System Obligated Group) AGM Series 2004B 1.278%, 2/15/34(i)	850	757,885
West Virginia Hospital Finance Authority (West Virginia United Health System, Inc.) Series 2013A 5.50%, 6/01/44	2,100	2,426,151

		3,184,036

Wisconsin – 1.4%
University of Wisconsin Hospitals & Clinics Series 2013A 5.00%, 4/01/38	4,155	4,740,273
Wisconsin Public Finance Authority (Bancroft Neurohealth/Bancroft Rehabilitation Services Obligated Group) Series 2016 5.125%, 6/01/48(b)	2,055	2,080,523
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016C 4.30%, 11/01/30	2,060	2,193,859
Series 2016D 4.05%, 11/01/30	720	770,378
Wisconsin Public Finance Authority (Natgasoline LLC) Series 2016 Zero Coupon, 6/30/21(b)	7,000	6,836,760
Wisconsin Public Finance Authority (Pine Lake Preparatory, Inc.) Series 2015 5.25%, 3/01/35(b)	1,550	1,629,903
Wisconsin Public Finance Authority (Rose Villa) Series 2014A 5.75%, 11/15/44	1,000	1,089,800

AB MUNICIPAL INCOME SHARES •	43

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Wisconsin Public Finance Authority (Seabury Retirement Community) Series 2015A 5.00%, 9/01/30(b)	$545	$597,009

		19,938,505

Total Long-Term Municipal Bonds (cost $1,401,857,545)		1,452,244,023

Short-Term Municipal Notes – 2.4%
California – 0.2%
California Statewide Communities Development Authority (Irvine Apartment Communities LP) Series 2008W 0.53%, 9/15/29(l)	3,500	3,500,000

Illinois – 0.4%
Joliet Regional Port District (Exxon Mobil Corp.) Series 2089 0.50%, 10/01/24(l)	5,700	5,700,000

Louisiana – 1.0%
East Baton Rouge Parish Industrial Development Board, Inc. (Exxon Mobil Corp.) Series 2011 0.50%, 12/01/51(l)	9,368	9,368,000
Louisiana Offshore Terminal Authority (Loop LLC) 0.57%, 9/01/17(l)	5,300	5,300,000

		14,668,000

Minnesota – 0.8%
City of Minneapolis MN/St Paul Housing & Redevelopment Authority (Allina Health System) Series 2009B 0.52%, 11/15/35(l)	11,500	11,500,000

Total Short-Term Municipal Notes (cost $35,368,000)		35,368,000

Total Municipal Obligations (cost $1,437,225,545)		1,487,612,023

44	• AB MUNICIPAL INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

CORPORATES – INVESTMENT GRADE – 0.1%
Industrial – 0.1%
Capital Goods – 0.1%
Texas Pellets, Inc./German Pellets Texas LLC 8.00%, 12/31/16(g) (cost $865,000)	$865	$865,000

	Shares
SHORT-TERM INVESTMENTS – 1.7%
Investment Companies – 1.7%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.26%(m)(n) (cost $24,871,901)	24,871,901	24,871,901

Total Investments – 104.1% (cost $1,462,962,446)		1,513,348,924
Other assets less liabilities – (4.1)%		(58,948,800)

Net Assets – 100.0%		$1,454,400,124

INFLATION (CPI) SWAPS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	$1,585	8/04/21	1.443%	CPI#	$35,042
Citibank, NA	9,300	12/14/20	1.548%	CPI#	125,027
Deutsche Bank AG	10,650	7/15/20	1.265%	CPI#	337,133

					$497,202

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INTEREST RATE SWAPS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
Citibank, NA	$31,000	6/10/22	0.906%	SIFMA	*	$208,166
Citibank, NA	20,000	8/12/23	0.897%	SIFMA	*	276,995
Citibank, NA	30,000	9/21/46	1.599%	SIFMA	*	737,067

						$1,222,228

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	When-Issued or delayed delivery security.

AB MUNICIPAL INCOME SHARES •	45

Portfolio of Investments

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2016, the aggregate market value of these securities amounted to $91,281,175 or 6.3% of net assets.

(c)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund (see Note G).

(d)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Capital Trust Agency, Inc. (Million Air One LLC) Series 2011 7.75%%, 01/01/2041	7/25/11-4/15/16	$6,490,923	$6,033,824	0.41%
Illinois Finance Authority (Greenfields of Geneva) Series 2010A 8.125%, 02/15/2040	12/02/13-12/18/13	2,886,209	2,064,090	0.14%
Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2013B 10.50%, 07/01/2039	11/22/13	2,750,000	1,588,125	0.11%
Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2014A 7.50%, 07/01/2023	7/31/14	1,250,000	721,875	0.05%
Sanger Industrial Development Corp. (Texas Pellets, Inc.) Series 2012B 8.00%, 07/01/2038	8/31/12-5/08/13	2,257,389	1,899,325	0.13%

(e)	Illiquid security.

(f)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at October 31, 2016.

(g)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.22% of net assets as of October 31, 2016, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
City of Chicago IL (Goldblatts Supportive Living Project) Series 2015 6.00%, 12/01/30	5/27/15	$2,320,000	$2,325,243	0.16%
Texas Pellets, Inc./German Pellets Texas LLC 8.00%, 12/31/16	6/15/16	865,000	865,000	0.06%

(h)	Defaulted.

(i)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of October 31, 2016 and the aggregate market value of these securities amounted to $17,565,831 or 1.21% of net assets.

46	• AB MUNICIPAL INCOME SHARES

Portfolio of Investments

(j)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(k)	Non-income producing security.

(l)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(m)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(n)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

As of October 31, 2016, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 2.4% and 0.0%, respectively.

Glossary:

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

BAM – Build American Mutual

COP – Certificate of Participation

ETM – Escrowed to Maturity

GO – General Obligation

NATL – National Interstate Corporation

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

AB MUNICIPAL INCOME SHARES •	47

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

October 31, 2016 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,438,090,545)	$1,488,477,023
Affiliated issuers (cost $24,871,901)	24,871,901
Receivable for shares of beneficial interest sold	23,134,409
Interest receivable	17,767,269
Unrealized appreciation on interest rate swaps	1,222,228
Unrealized appreciation on inflation swaps	497,202
Receivable due from Adviser	50,698
Receivable for investment securities sold	15,000
Affiliated dividends receivable	8,041

Total assets	1,556,043,771

Liabilities
Payable for investment securities purchased	91,460,396
Payable for floating rate notes issued*	5,265,000
Dividends payable	4,189,054
Payable for shares of beneficial interest redeemed	446,633
Cash collateral due to broker	260,000
Other liabilities	22,564

Total liabilities	101,643,647

Net Assets	$1,454,400,124

Composition of Net Assets
Shares of beneficial interest, at par	$1,253
Additional paid-in capital	1,403,402,649
Undistributed net investment income	64,208
Accumulated net realized loss on investment transactions	(1,173,894)
Net unrealized appreciation on investments	52,105,908

$1,454,400,124

Net Asset Value Per Share—unlimited shares of beneficial interest authorized, $.00001 par value (based on 125,308,865 common shares outstanding)	$11.61

*	Represents short-term floating rate certificates issued by tender option bond trusts (see Note G).

See notes to financial statements.

48	• AB MUNICIPAL INCOME SHARES

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended October 31, 2016 (unaudited)

Investment Income
Interest	$24,391,337
Dividends—Affiliated issuers	116,875
Other income(a)	72,018	$24,580,230

Expenses
Interest expense	34,656

Total expenses		34,656

Net investment income		24,545,574

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on:
Investment transactions		4,931,971
Swaps		578,707
Net change in unrealized appreciation/depreciation of:
Investments		(9,513,174)
Swaps		725,658

Net loss on investment transactions		(3,276,838)

Net Increase in Net Assets from Operations		$21,268,736

(a)	Other income includes a waiver for investment in affiliated issuer (see Note B).

See notes to financial statements.

AB MUNICIPAL INCOME SHARES •	49

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended October 31, 2016 (unaudited)	Year Ended April 30, 2016
Increase (Decrease) in Net Assets from Operations
Net investment income	$24,545,574	$34,161,167
Net realized gain on investment transactions	5,510,678	3,259,732
Net change in unrealized appreciation/depreciation of investments	(8,787,516)	35,309,236

Net increase in net assets from operations	21,268,736	72,730,135
Dividends to Shareholders from
Net investment income	(24,623,784)	(35,076,507)
Transactions in Shares of Beneficial Interest
Net increase	345,214,960	440,219,988

Total increase	341,859,912	477,873,616
Net Assets
Beginning of period	1,112,540,212	634,666,596

End of period (including undistributed net investment income of $64,208 and $142,418, respectively)	$1,454,400,124	$1,112,540,212

See notes to financial statements.

50	• AB MUNICIPAL INCOME SHARES

Statement of Changes in Net Assets

STATEMENT OF CASH FLOWS

For the Six Months Ended October 31, 2016 (unaudited)

Net increase in net assets from operations		$21,268,736
Reconciliation of net increase in net assets from operations to net decrease in cash from operating activities:
Purchases of long-term investments	$(523,527,289)
Purchases of short-term investments	(352,889,780)
Proceeds from disposition of long-term investments	127,298,422
Proceeds from disposition of short-term investments	366,509,187
Net realized gain on investment transactions	(5,510,678)
Net change in unrealized appreciation/depreciation on investment transactions	8,787,516
Net accretion of bond discount and amortization of bond premium	3,438,678
Increase in receivable for investments sold	(10,000)
Increase in interest receivable	(3,529,803)
Increase in affiliated dividends receivable	(6,267)
Increase in receivable due from Adviser	(50,698)
Decrease in cash collateral due from broker	1,516,183
Increase in payable for investments purchased	51,690,915
Decrease in other liabilities	(2,407)
Payments on swaps, net	(69,466)
Payments for exchange-traded derivatives settlements	(324,202)

Total adjustments		(326,679,689)

Net decrease in cash from operating activities		$(305,410,953)

Cash flows from financing activities
Redemptions in shares of beneficial interest, net	329,401,085
Repayment of due to custodian	(14)
Cash dividends paid (net of dividend reinvestments)*	(23,990,118)
Net increase in cash from financing activities		305,410,953

Net increase in cash		—
Net change in cash
Cash at beginning of period		—

Cash at end of period		$—

* Reinvestment of dividends	$295
Supplemental disclosure of cash flow information:
Interest expense paid during the period	$34,656

In accordance with U.S. GAAP, the Fund has included a Statement of Cash Flows as a result of its significant investments in Level 3 securities throughout the period.

See notes to financial statements.

AB MUNICIPAL INCOME SHARES •	51

Statement of Cash Flows

NOTES TO FINANCIAL STATEMENTS

October 31, 2016 (unaudited)

NOTE A

Significant Accounting Policies

AB Corporate Shares (the “Trust”) was organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated January 26, 2004. The Trust is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company. The Trust operates as a “series” company currently offering three separate portfolios: AB Corporate Income Shares, AB Municipal Income Shares and AB Taxable Multi-Sector Income Shares. Each Fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to AB Municipal Income Shares the (“Fund”).

Shares of the Fund are offered exclusively to holders of accounts established under wrap-fee programs sponsored and maintained by certain registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”). The Fund’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Trust is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Fund securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or

52	• AB MUNICIPAL INCOME SHARES

Notes to Financial Statements

over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

AB MUNICIPAL INCOME SHARES •	53

Notes to Financial Statements

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a

54	• AB MUNICIPAL INCOME SHARES

Notes to Financial Statements

valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2016:

Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds:
Alabama	$	– 0	–	$41,355,017		$5,182,415		$46,537,432
Alaska		– 0	–	10,540,965		119,158		10,660,123
Arizona		– 0	–	37,725,660		5,236,772		42,962,432
California		– 0	–	89,299,134		17,123,542		106,422,676
Colorado		– 0	–	14,755,069		4,748,725		19,503,794
Florida		– 0	–	101,921,712		19,451,860		121,373,572
Idaho		– 0	–	231,908		2,275,110		2,507,018
Illinois		– 0	–	146,296,402		22,665,001		168,961,403
Kansas		– 0	–	– 0	–	571,615		571,615
Kentucky		– 0	–	32,949,641		8,030,024		40,979,665
Louisiana		– 0	–	5,777,835		4,557,945		10,335,780
Maryland		– 0	–	3,742,004		1,145,633		4,887,637
Michigan		– 0	–	119,557,838		9,801,809		129,359,647
Missouri		– 0	–	9,779,405		13,089,484		22,868,889
New York		– 0	–	86,886,786		5,589,927		92,476,713
North Carolina		– 0	–	11,680,797		10,814,856		22,495,653
Ohio		– 0	–	34,889,059		5,880,199		40,769,258
Oklahoma		– 0	–	7,235,116		1,262,464		8,497,580
Oregon		– 0	–	237,756		435,116		672,872
Pennsylvania		– 0	–	107,068,905		12,826,031		119,894,936
Rhode Island		– 0	–	– 0	–	3,667,923		3,667,923
South Carolina		– 0	–	402,828		2,066,720		2,469,548
Tennessee		– 0	–	8,160,922		1,874,672		10,035,594
Texas		– 0	–	114,017,199		18,432,728		132,449,927
Utah		– 0	–	110,722		323,072		433,794
Vermont		– 0	–	6,861,614		219,894		7,081,508
Virginia		– 0	–	12,393,204		4,185,687		16,578,891
Washington		– 0	–	13,968,899		12,274,884		26,243,783
Wisconsin		– 0	–	9,931,422		10,007,083		19,938,505
Other		– 0	–	220,605,855		– 0	–	220,605,855
Short-Term Municipal Notes		– 0	–	35,368,000		– 0	–	35,368,000
Corporates - Investment Grade		– 0	–	– 0	–	865,000		865,000
Short-Term Investments		24,871,901		– 0	–	– 0	–	24,871,901

Total Investments in Securities		24,871,901		1,283,751,674		204,725,349		1,513,348,924

AB MUNICIPAL INCOME SHARES •	55

Notes to Financial Statements

Investments in Securities:	Level 1			Level 2		Level 3			Total
Other Financial Instruments(a):
Assets:
Inflation (CPI) Swaps	$	– 0	–	$497,202		$	– 0	–	$497,202
Interest Rate Swaps		– 0	–	1,222,228			– 0	–	1,222,228
Liabilities		– 0	–	– 0	–		– 0	–	– 0	–

Total(b)		$24,871,901		$1,285,471,104			$204,725,349		$1,515,068,354

(a)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

(b)	There were no transfers between Level 1 and Level 2 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Long-Term Municipal Bonds		Corporates - Investment Grade			Total
Balance as of 4/30/16	$201,986,684		$	– 0	–	$201,986,684
Accrued discounts/(premiums)	149,147			– 0	–	149,147
Realized gain (loss)	523,122			– 0	–	523,122
Change in unrealized appreciation/depreciation	2,201,019			– 0	–	2,201,019
Purchases	19,758,961			865,000		20,623,961
Sales	(11,567,057)			– 0	–	(11,567,057)
Transfers in to Level 3	– 0	–		– 0	–	– 0	–
Transfers out of Level 3	(9,191,527)			– 0	–	(9,191,527)

Balance as of 10/31/16	$203,860,349			$865,000		$204,725,349	(a)

Net change in unrealized appreciation/depreciation from investments held as of 10/31/16(b)	$2,427,722		$	– 0	–	$2,427,722

(a)	There were de minimis transfers under 1% of net assets during the reporting period.

(b)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

As of October 31, 2016, all Level 3 securities were priced by third party vendors.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement

56	• AB MUNICIPAL INCOME SHARES

Notes to Financial Statements

these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

AB MUNICIPAL INCOME SHARES •	57

Notes to Financial Statements

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the Advisory Agreement, the Fund pays no advisory fee to the Adviser and the Adviser reimburses or pays for the Fund’s operating expenses. The Fund is an integral part of separately managed accounts in wrap-fee programs and other investment programs. Typically, participants in these programs pay a fee to their investment adviser for all costs and expenses of the separately managed account, including costs and expenses associated with the Fund, and a fee paid by their investment adviser to the Adviser. The Adviser serves as investment manager and adviser of the Fund and continuously furnishes an investment program for the Fund and manages, supervises and conducts the affairs of the Fund, subject to the supervisions of the Fund’s Board. The Advisory Agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Fund for, office space, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services.

The Fund has entered into a Distribution Agreement with AllianceBernstein Investments, Inc., the Fund’s principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Fund’s shares, which are sold at their net asset value without any sales charge. The Fund does not pay a fee for this service. The Underwriter is a wholly owned subsidiary of the Adviser.

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Fund’s registrar, transfer agent and dividend-disbursing agent. ABIS registers the transfer, issuance and

58	• AB MUNICIPAL INCOME SHARES

Notes to Financial Statements

redemption of Fund shares and disburses dividends and other distributions to Fund shareholders. The Fund does not pay a fee for this service.

The AB Fixed-Income Shares, Inc.—Government STIF Portfolio (the “Government STIF Portfolio”), prior to June 1, 2016, was offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and was not available for direct purchase by members of the public. Prior to June 1, 2016, the Government STIF Portfolio paid no advisory fees but did bear its own expenses. As of June 1, 2016, the Government STIF Portfolio, which was renamed “AB Government Money Market Portfolio” (the “Government Money Market Portfolio”), has a contractual advisory fee rate of .20% and continues to bear its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive an amount equal to the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended October 31, 2016, such waiver amounted to $72,018. A summary of the Fund’s transactions in shares of the Government Money Market Portfolio for the six months ended October 31, 2016 is as follows:

Market Value April 30, 2016 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value October 31, 2016 (000)	Dividend Income (000)
$ 74,724	$316,657	$366,509	$24,872	$117

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended October 31, 2016 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$523,527,289		$115,953,982
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$62,652,844
Gross unrealized depreciation	(12,266,366)

Net unrealized appreciation	$50,386,478

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain

AB MUNICIPAL INCOME SHARES •	59

Notes to Financial Statements

exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in

60	• AB MUNICIPAL INCOME SHARES

Notes to Financial Statements

unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an

AB MUNICIPAL INCOME SHARES •	61

Notes to Financial Statements

increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended October 31, 2016, the Fund held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swaps are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

During the six months ended October 31, 2016, the Fund held inflation (CPI) swaps for hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

62	• AB MUNICIPAL INCOME SHARES

Notes to Financial Statements

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty. As of October 31, 2016, the Fund did not have Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sale Contracts outstanding.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended October 31, 2016, the Fund held credit default swaps for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or

AB MUNICIPAL INCOME SHARES •	63

Notes to Financial Statements

termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

During the six months ended October 31, 2016, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on interest rate swaps	$1,222,228

Interest rate contracts	Unrealized appreciation on inflation swaps	497,202

Total		$1,719,430

64	• AB MUNICIPAL INCOME SHARES

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(266,126)	$1,679,050

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	844,833	(953,392)

Total		$578,707	$725,658

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended October 31, 2016:

Interest Rate Swaps:
Average notional amount	$49,083,333	(a)
Inflation Swaps:
Average notional amount	$24,490,714
Centrally Cleared Interest Rate Swaps:
Average notional amount	$24,500,000	(b)
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$11,760,000	(c)
Average notional amount of sale contracts	$19,680,000	(d)

(a)	Positions were open for five months during the period.

(b)	Positions were open for four months during the period.

(c)	Positions were open for less than one month during the period.

(d)	Positions were open for two months during the period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

AB MUNICIPAL INCOME SHARES •	65

Notes to Financial Statements

All derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of October 31, 2016:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received*			Net Amount of Derivatives Assets
OTC Derivatives:
Bank of America, NA	$35,042	$	– 0	–	$	– 0	–	$	– 0	–	$35,042
Citibank, NA	1,347,255		– 0	–		– 0	–		(1,347,255)		– 0	–
Deutsche Bank AG	337,133		– 0	–		(260,000)			– 0	–	77,133

Total	$1,719,430	$	– 0	–		$(260,000)			$(1,347,255)		$112,175	^

*	The actual collateral received/pledged is more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

NOTE D

Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Shares			Amount
	Six Months Ended October 31, 2016 (unaudited)	Year Ended April 30, 2016		Six Months Ended October 31, 2016 (unaudited)	Year Ended April 30, 2016

Class A
Shares sold	36,587,721	50,672,634		$430,973,567	$570,253,491

Shares issued in reinvestment of dividends and distributions	25	– 0	–	295	– 0	–

Shares redeemed	(7,278,089)	(11,631,177)		(85,758,902)	(130,033,503)

Net increase	29,309,657	39,041,457		$345,214,960	$440,219,988

NOTE E

Risks Involved in Investing in the Fund

Municipal Market Risk and Concentration of Credit Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. An

66	• AB MUNICIPAL INCOME SHARES

Notes to Financial Statements

issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

The Fund may invest in the municipal securities of Puerto Rico and other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other U.S. issuers of municipal securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. Municipal securities issued by Puerto Rico issuers have extremely low ratings by the credit rating organizations. More recently Puerto Rico has defaulted on its debt payments, and if the general economic situation in Puerto Rico persists, the volatility and credit quality of Puerto Rican municipal securities will continue to be adversely affected, and the market for such securities may experience continued volatility. In addition, Puerto Rico’s difficulties have resulted in increased volatility in portions of the broader municipal securities market from time to time, and this may recur in the future.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to a heightened risk of rising interest rates due to the current period of historically low interest rates and the potential effect of government fiscal and central bank monetary policy initiatives, including Federal Reserve actions, and market reactions to such actions. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

AB MUNICIPAL INCOME SHARES •	67

Notes to Financial Statements

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Financing and Related Transactions; Leverage and Other Risks—The Fund may utilize financial leverage, including tender option bond transactions, to seek to enhance the yield and net asset value. These objectives may not be achieved in all interest rate environments. Leverage creates certain risks for shareholders, including the likelihood of greater volatility of the net asset value. If income from the securities purchased from the funds made available by leverage is not sufficient to cover the cost of leverage, the Fund’s return will be less than if leverage had not been used. As a result, the amounts available for distribution as dividends and other distributions will be reduced. During periods of rising short-term interest rates, the interest paid on the floaters in tender option bond transactions would increase, which may adversely affect the Fund’s income and distribution to shareholders. A decline in distributions would adversely affect the Fund’s yield. If rising short-term rates coincide with a period of rising long-term rates, the value of the long-term municipal bonds purchased with the proceeds of leverage would decline, adversely affecting the net asset value.

In a tender option bond transaction, the Fund may transfer a highly rated fixed-rate municipal security to a broker, which, in turn, deposits the bond into a special purpose vehicle (typically, a trust) usually sponsored by the broker. The Fund receives cash and a residual interest security (sometimes referred to as an “inverse floater”) issued by the trust in

68	• AB MUNICIPAL INCOME SHARES

Notes to Financial Statements

return. The trust simultaneously issues securities, which pay an interest rate that is reset each week based on an index of high-grade short-term seven-day demand notes. These securities, sometimes referred to as “floaters”, are bought by third parties, including tax-exempt money market funds, and can be tendered by these holders to a liquidity provider at par, unless certain events occur. The Fund continues to earn all the interest from the transferred bond less the amount of interest paid on the floaters and the expenses of the trust, which include payments to the trustee and the liquidity provider and organizational costs. The Fund also uses the cash received from the transaction for investment purposes or to retire other forms of leverage. Under certain circumstances, the trust may be terminated and collapsed, either by the Fund or upon the occurrence of certain events, such as a downgrade in the credit quality of the underlying bond, or in the event holders of the floaters tender their securities to the liquidity provider. See Note G to the Financial Statements “Floating Rate Notes in Connection with Securities Held” for more information about tender option bond transactions.

The Fund may also purchase inverse floaters from a tender option bond trust in a secondary market transaction without first owning the underlying bond. The income received from an inverse floater varies inversely with the short-term interest rate paid on the floaters issued by the trust. The prices of inverse floaters are subject to greater volatility than the prices of fixed-income securities that are not inverse floaters. Investments in inverse floaters may amplify the risks of leverage. If short-term interest rates rise, the interest payable on the floaters would increase and income from the inverse floaters decrease.

Liquidity Risk—Liquidity risk exists when particular investments, such as lower-rated securities, are difficult to purchase or sell, possibly preventing the Fund from selling out of these illiquid securities at an advantageous price. The Fund is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

AB MUNICIPAL INCOME SHARES •	69

Notes to Financial Statements

NOTE F

Distributions to Shareholders

The tax character of distributions to be paid for the year ending April 30, 2017 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended April 30, 2016 and April 30, 2015 were as follows:

	2016	2015
Distributions paid from:
Ordinary income	$2,224,599	$754,583

Total taxable distributions	2,224,599	754,583
Tax-exempt income	32,851,908	22,413,077

Total distributions paid	$35,076,507	$23,167,660

As of April 30, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt income	$4,783,027
Accumulated capital and other losses	(6,592,654	)(a)
Unrealized appreciation/(depreciation)	59,869,726	(b)

Total accumulated earnings/(deficit)	$58,060,099	(c)

(a)

As of April 30, 2016, the Fund had a net capital loss carryforward of $6,592,654. During the fiscal year, the Fund utilized $2,240,092 of capital loss carryforwards to offset current year net realized gains.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax treatment of swaps, the tax deferral of losses on wash sales and the tax treatment of tender option bonds.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable and the tax treatment of defaulted securities.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of April 30, 2016, the Fund had a net short-term capital loss carryforward of $5,649,434 and a net long-term capital loss carryforward of $943,220 which may be carried forward for an indefinite period.

NOTE G

Floating Rate Notes Issued in Connection with Securities Held

The Fund may engage in tender option bond transactions in which the Fund transfers a fixed rate bond (“Fixed Rate Bond”) to a broker for cash. The broker deposits the Fixed Rate Bond into a Special Purpose Vehicle (the “SPV”, which is generally organized as a trust), organized

70	• AB MUNICIPAL INCOME SHARES

Notes to Financial Statements

by the broker. The Fund buys a residual interest in the assets and cash flows of the SPV, often referred to as an inverse floating rate obligation (“Inverse Floater”). The SPV also issues floating rate notes (“Floating Rate Notes”) which are sold to third parties. The Floating Rate Notes pay interest at rates that generally reset weekly and their holders have the option to tender their notes to a liquidity provider for redemption at par. The Inverse Floater held by the Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the trustee transfer the Fixed Rate Bond held by the SPV to the Fund, thereby collapsing the SPV. The SPV may also be collapsed in certain other circumstances. In accordance with U.S. GAAP requirements regarding accounting for transfers and servicing of financial assets and extinguishments of liabilities, the Fund accounts for the transaction described above as a secured borrowing by including the Fixed Rate Bond in its portfolio of investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its statement of assets and liabilities. Interest expense related to the Fund’s liability with respect to Floating Rate Notes is recorded as incurred. The interest expense is also included in the Fund’s expense ratio. At October 31, 2016, the amount of the Fund’s Floating Rate Notes outstanding was $5,265,000 and the related interest rate was 0.66%. For the six months ended October 31, 2016, the average amount of Floating Rate Notes outstanding and the daily weighted average interest rate were $5,265,000 and 1.29%, respectively.

The Fund may also purchase Inverse Floaters in the secondary market without first owning the underlying bond. Such an Inverse Floater is included in the Fund’s portfolio of investments but is not required to be treated as a secured borrowing and reflected in the Fund’s financial statements as a secured borrowing.

NOTE H

New Accounting Pronouncements

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2015-07 (the “ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for investments that are eligible to be measured at fair value using the net asset value per share practical expedient but do not utilize that practical expedient.

The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

AB MUNICIPAL INCOME SHARES •	71

Notes to Financial Statements

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

72	• AB MUNICIPAL INCOME SHARES

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Six Months Ended October 31, 2016 (unaudited)	Year Ended April 30,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 11.59	$ 11.14	$ 10.64	$ 11.22	$ 10.50	$ 9.24

Income From Investment Operations
Net investment income(a)	.22	.48	.51	.52	.47	.59
Net realized and unrealized gain (loss) on investment transactions	.06	.46	.51	(.59)	.77	†	1.27

Net increase (decrease) in net asset value from operations	.28	.94	1.02	(.07)	1.24	1.86

Less: Dividends and Distributions
Dividends from net investment income	(.26)	(.49)	(.52)	(.51)	(.52)	(.60)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.00	)(b)	– 0	–	– 0	–

Total dividends and distributions	(.26)	(.49)	(.52)	(.51)	(.52)	(.60)

Net asset value, end of period	$ 11.61	$ 11.59	$ 11.14	$ 10.64	$ 11.22	$ 10.50

Total Return
Total investment return based on net asset value(c)	2.09%	8.69%	9.73%	(.28)%	11.98%	20.74%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,454,400	$1,112,540	$634,667	$381,668	$205,258	$17,606
Ratio to average net assets of:
Expenses(d)	.01	%^	.01%	.01%	.01%	.03%	.05%
Net investment income	3.75	%^	4.25%	4.62%	5.03%	4.41%	6.06%
Portfolio turnover rate	9%	8%	10%	29%	7%	17%

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The expense ratios, excluding interest expense are .00% .00%, .00%, .00%, .00% and .00%, respectively.

†	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund’s change in net realized and unrealized gain (loss) on investment transactions for the period.

^	Annualized.

AB MUNICIPAL INCOME SHARES •	73

Financial Highlights

BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Robert “Guy” B. Davidson III(2), Vice President Terrance T. Hults(2), Vice President Matthew J. Norton(2), Vice President	Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Trust’s Portfolio are made by the Municipal Bond Investment Team. Messrs. Robert “Guy” B. Davidson III, Terrance T. Hults and Matthew J. Norton are the investment professionals primarily responsible for the day-to-day management of the Trust’s Portfolio.

74	• AB MUNICIPAL INCOME SHARES

Board of Trustees

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “trustees”) of AB Corporate Shares (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AB Municipal Income Shares (the “Portfolio”) at a meeting held on November 3-5, 2015.

Prior to approval of the continuance of the Advisory Agreement in respect of the Portfolio, the trustees had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The trustees also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee (zero) for the Portfolio was reasonable. The trustees also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The trustees noted that the Portfolio is designed as a vehicle for the wrap fee account market (where investors pay fees to a wrap fee sponsor which pays investment fees and expenses from such fee). The trustees also noted that no advisory fee is payable by the Portfolio, that the Advisory Agreement does not include the reimbursement provision for certain administrative expenses included in the advisory agreements of most of the open-end AB Funds, and that the Adviser is responsible for payment of the Portfolio’s ordinary expenses. The trustees noted that the Fund acknowledges in the Advisory Agreement that the Adviser and its affiliates expect to receive compensation from third parties in connection with services provided under the Advisory Agreement. The trustees further noted that the Adviser receives payments from the wrap fee program sponsors (the “Sponsors”) that use the Portfolio as an investment vehicle for their clients.

The trustees considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as trustees or directors of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the trustees and its responsiveness, frankness and attention to concerns raised by the trustees in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The trustees noted that they have four regular meetings each

AB MUNICIPAL INCOME SHARES •	75

year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The trustees also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and different trustees may have attributed different weights to the various factors. The trustees determined that the selection of the Adviser to manage the Portfolio, and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the trustees’ determination included the following:

Nature, Extent and Quality of Services Provided

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also was considered. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2013 and 2014 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The trustees considered that while the Adviser does not receive any advisory fee or expense reimbursement from the Portfolio, it does receive fees paid by the Sponsors. They also noted that the Adviser bears certain costs in providing services to the Portfolio and in paying its ordinary expenses. The trustees noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The trustees noted that the profitability information reflected all revenues and expenses of the

76	• AB MUNICIPAL INCOME SHARES

Adviser’s relationship with the Portfolio. The trustees recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors, including, in the case of the Portfolio, the fact that it does not pay an advisory fee. The trustees focused on the profitability of the Adviser’s relationship with the Portfolio before taxes. The trustees noted that the Adviser’s relationship with the Portfolio was not profitable to it in 2013 or 2014.

Fall-Out Benefits

The trustees considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio. The trustees noted that the Adviser is compensated by the Sponsors. The trustees understood that the Adviser might also derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the November 2015 meeting, the trustees reviewed information prepared by Broadridge showing the performance of the Portfolio as compared with that of funds selected by Broadridge (the “Performance Universe”), and information prepared by the Adviser showing the Portfolio’s performance as compared with the Barclays Municipal Bond Index (the “Index”), in each case for the 1- and 3-year periods ended July 31, 2015, and (in the case of comparisons with the Index) the period since inception (September 2010 inception). The trustees noted that, on a gross return basis, the Portfolio was in the 3rd quintile of the Performance Universe for the 1-year period and in the 1st quintile of the Performance Universe for the 3-year period. The Portfolio outperformed the Index in all periods. The trustees were cognizant that the Portfolio was neither designed nor offered as a standalone investment and was intended to serve solely as a component of certain separately managed accounts (“SMAs”). The Adviser had explained that this attribute made it difficult to select an appropriate benchmark for the Portfolio. The trustees had asked the Adviser to provide information showing the weighting of the Portfolio in representative SMAs and the overall performance of those SMAs versus their stated benchmarks. The materials provided to the trustees in respect of the Portfolio included its weighting in the AllianceBernstein Tax-Aware Fixed Income SMA and the AllianceBernstein Municipal Income SMA and the performance of each of those SMAs relative to the Barclays Municipal Bond Unhedged Index. The trustees noted that the Tax-Aware Fixed Income SMA showed generally favorable performance

AB MUNICIPAL INCOME SHARES •	77

relative to its benchmark, and that the Municipal Income SMA had lagged its benchmark in each period. Based on their review, the trustees concluded that the Portfolio’s performance was satisfactory.

Advisory Fees

The trustees considered the advisory fee rate paid by the Portfolio to the Adviser (zero) and information provided by Broadridge showing the fees paid by other fund families used in wrap fee programs similar to that of the Portfolio. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The trustees noted the unusual arrangements in the Advisory Agreement providing for no advisory fee but were cognizant that the Adviser is indirectly compensated by the Sponsors for its services to the Portfolio. The trustees reviewed the fee arrangements between the Adviser and each of the current Sponsors and noted that such fees were negotiated on an arm’s length basis and were within the range of fees paid by wrap fee sponsors to other advisers of similar funds. While the Adviser’s fee arrangements with the Sponsors vary, the trustees acknowledged the Adviser’s view that a portion of such fees (less the expenses of the Portfolio paid by the Adviser) may reasonably be viewed as compensating the Adviser for advisory services it provides to the Portfolio (the “implied fee”) and that the Adviser believes that while the Sponsors pay the Adviser different fee rates, the rate of fee attributable to portfolio management at the Portfolio level is the same for all Sponsors. The trustees also considered the fee rate schedules used by other registered investment companies that invest in fixed income securities that are advised by the Adviser.

The Adviser informed the trustees that there were no institutional products managed by it that have a substantially similar investment style.

Since the Portfolio does not bear ordinary expenses, the trustees did not consider comparative expense information.

Economies of Scale

Since the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Portfolio and the Portfolio’s expense ratio is zero, the trustees did not consider the extent to which fee levels in the Advisory Agreement reflect economies of scale. They did note, however, that the fee payable to the Adviser by the current Sponsors declines at a breakpoint based on either individual account sizes or on total assets managed by the Adviser for the Sponsor.

78	• AB MUNICIPAL INCOME SHARES

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund*

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

FIXED INCOME (continued)

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to November 1, 2016, the Fund was named Global Thematic Growth Fund.

AB MUNICIPAL INCOME SHARES •	79

AB Family of Funds

NOTES

80	• AB MUNICIPAL INCOME SHARES

NOTES

AB MUNICIPAL INCOME SHARES •	81

NOTES

82	• AB MUNICIPAL INCOME SHARES

NOTES

AB MUNICIPAL INCOME SHARES •	83

NOTES

84	• AB MUNICIPAL INCOME SHARES

AB MUNICIPAL INCOME SHARES

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

MIS-0152-1016

OCT    10.31.16

SEMI-ANNUAL REPORT

AB TAXABLE MULTI-SECTOR INCOME SHARES

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

December 13, 2016

Semi-Annual Report

This report provides management’s discussion of fund performance for AB Taxable Multi-Sector Income Shares (the “Fund”) for the semi-annual reporting period ended October 31, 2016. Please note, shares of this Fund are available only to separately managed accounts or participants in “wrap fee” programs or other investment programs approved by AllianceBernstein L.P. (the “Adviser”).

Investment Objectives and Policies

The Fund’s investment objective is to generate income and price appreciation. The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Fund may invest in a broad range of securities in both developed and emerging markets. The Fund may invest across all fixed-income sectors, including corporate and US and non-US government securities. The Fund may invest up to 50% of its assets in below investment-grade bonds (“junk bonds”). The Fund expects to invest in readily marketable fixed-income securities with a range of maturities from short- to long-term.

The Fund may invest without limit in US dollar-denominated foreign fixed-income securities and may invest up to 50% of its assets in non-US dollar-denominated foreign fixed-income securities. These investments may include, in each case, developed and emerging-market debt securities.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Fund may also invest in mortgage-related and other asset-backed securities, loan participations, inflation-indexed securities, structured securities, variable, floating, and inverse floating-rate instruments and preferred stock, and may use other investment techniques. The Fund may use leverage for investment purposes. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements, forward contracts and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures contracts, forwards or swap agreements.

Currencies can have a dramatic effect on returns of non-US dollar-denominated fixed-income securities, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and fixed-income positions separately and may seek to hedge the currency exposure resulting from the Fund’s fixed-income securities positions when it finds the currency exposure unattractive. To

AB TAXABLE MULTI-SECTOR INCOME SHARES •	1

hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures contracts, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

Investment Results

The table on page 7 shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays US Aggregate ex-Government Bond Index, for the six- and 12-month periods ended October 31, 2016.

The Fund underperformed its benchmark for both periods. Yield-curve positioning detracted from relative performance in each period, primarily due to the Fund’s underweight positioning along the five-, 10- and 20-year parts of the curve. Security selection also detracted in both periods; selection within the energy and financials sectors detracted in the six-month period, while selection in the consumer non-cyclical sector detracted in the 12-month period. Although sector allocation did not have a meaningful impact on overall performance in the six-month period, it was a detractor in the 12-month period. In the six-month period, the positive impact from the Fund’s avoidance of mortgage-backed security agencies was offset by losses from an exposure to treasuries and several other modest detractors. In the 12-month period, gains from a lack of exposure to mortgage-backed security agencies were outweighed by negative returns from an allocation to treasuries and an underweight in the energy sector (which did well as oil prices ended the 12-month period higher).

The Fund utilized derivatives in the form of interest rate swaps and inflation swaps for hedging purposes, and credit default swaps for investment purposes, which had an immaterial impact on absolute returns during both periods.

Market Review and Investment Strategy

Bond markets generally increased in absolute terms over the 12-month period ended October 31, 2016, as global growth trends and central bank action in the world’s largest economies continued to diverge. After declining through the end of 2015 and beginning of 2016, oil prices rebounded through much of the period on the back of decreased global supply—which contributed to a rally in emerging-market debt sectors—though prices moved downward in October on the market’s rising skepticism that OPEC would reach a deal to limit crude production. Emerging-market sentiment was further boosted on positive political developments in Argentina and Brazil toward the end of the period.

In December 2015, the US Federal Reserve (the “Fed”) hiked rates for

2	• AB TAXABLE MULTI-SECTOR INCOME SHARES

the first time in over nine years—a move that had been well-telegraphed and widely anticipated, and was generally accepted smoothly by bond investors. After some slower-than-expected US economic data through the first half of 2016, the Fed’s tone turned more hawkish in September (despite rates remaining unchanged) on the back of continued strengthening in the US labor market and growth in economic activity. In October, third quarter US GDP posted its best quarterly gain in two years (largely because of a surge in agricultural exports).

Central banks around the globe cut rates during the annual period, with some, including the Bank of Japan and the European Central Bank, dipping into negative rate territory. Volatility in Europe (and globally) spiked sharply in June after the UK voted to leave the European Union, a decision that was largely a surprise to investors. While investors initially responded by selling risk-sensitive assets, markets outside Europe quickly recovered. European markets began to stabilize as well, helped by the Bank of England’s first rate cut in seven years—to an historic low—and an aggressive asset-purchase program. Elsewhere, central banks in Australia and New Zealand also moved rates to record lows, while fiscal and monetary policy developments in Japan disappointed in vestors, who were expecting rate cuts or additional quantitative easing.

Yields in most developed markets fell in the 12-month period, with UK yields reaching historic lows in the months following the Brexit referendum in June. At the end of the period, trillions of dollars’ worth of government debt around the world lingered in negative territory. Developed-market treasuries generally outperformed emerging-market local-currency government bonds and investment-grade credit securities, but lagged the rally in global high yield. Energy and basics were among the top performing sectors in each period, largely due to positive oil price action, while consumer-related sectors lagged the rising market.

On November 8, 2016, Donald Trump was elected as the 45th president of the United States, and the Congressional election outcome resulted in the Republican Party maintaining control of both the House of Representatives and the Senate. The Adviser believes that it will take time before the world has a clearer picture of the short- and long-term impact of the elections on the US economy and markets in general. The Adviser continues to monitor the markets, including for potential market volatility.

AB TAXABLE MULTI-SECTOR INCOME SHARES •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays US Aggregate ex-Government Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a fund. The Bloomberg Barclays US Aggregate ex-Government Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to heightened interest rate risk due to rising interest rates as the current period of historically low interest rates ends. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• AB TAXABLE MULTI-SECTOR INCOME SHARES

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange risk may negatively affect the value of the Fund’s investments or reduce its returns.

Prepayment Risk: The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Fund to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB TAXABLE MULTI-SECTOR INCOME SHARES •	5

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

An Important Note About Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 227-4618. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus and/or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

6	• AB TAXABLE MULTI-SECTOR INCOME SHARES

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2016 (unaudited)	NAV Returns
	6 Months	12 Months
AB Taxable Multi-Sector Income Shares	0.83%	1.91%

Bloomberg Barclays US Aggregate ex-Government Bond Index	1.96%	5.09%

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

(Historical Performance continued on next page)

AB TAXABLE MULTI-SECTOR INCOME SHARES •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2016 (unaudited)
NAV Returns

1 Year	1.91%
5 Years	2.03%
Since Inception*	2.33%

AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2016 (unaudited)
NAV Returns

1 Year	2.09%
5 Years	2.25%
Since Inception*	2.37%

The prospectus fee table shows the fees and the total Fund operating expenses of the Fund as 0.00% because the Adviser does not charge any fees or expenses and reimburses Fund operating expenses, except certain extraordinary expenses, taxes, brokerage costs and the interest on borrowings or certain leveraged transactions. Participants in a wrap fee program or other investment program eligible to invest in the Fund pay fees to the program sponsor and should review the program brochure or other literature provided by the sponsor for a discussion of fees and expenses charged.

*	Inception date: 9/15/2010.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

8	• AB TAXABLE MULTI-SECTOR INCOME SHARES

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you may incur various ongoing non-operating and extraordinary costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During Period*		Annualized Expense Ratio*
Actual	$1,000	$1,008.30	$	– 0 –	0.00%
Hypothetical**	$1,000	$1,025.21	$	– 0 –	0.00%
*	Expenses equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% annual return before expenses.

AB TAXABLE MULTI-SECTOR INCOME SHARES •	9

Expense Example

PORTFOLIO SUMMARY

October 31, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $110.4

*	All data are as of October 31, 2016. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

10	• AB TAXABLE MULTI-SECTOR INCOME SHARES

Portfolio Summary

PORTFOLIO OF INVESTMENTS

October 31, 2016 (unaudited)

	Principal Amount (000)	U.S. $ Value

CORPORATES – INVESTMENT GRADE – 56.7%
Industrial – 33.5%
Basic – 0.8%
Dow Chemical Co. (The) 8.55%, 5/15/19	$700	$815,632
PPG Industries, Inc. 6.65%, 3/15/18	59	62,906

		878,538

Capital Goods – 4.4%
Boeing Co. (The) 1.65%, 10/30/20	500	502,911
Caterpillar Financial Services Corp. 1.80%, 11/13/18	560	564,144
Emerson Electric Co. 5.00%, 4/15/19	759	821,791
General Electric Co. Series G 6.00%, 8/07/19	770	864,595
John Deere Capital Corp. 1.25%, 10/09/19	615	609,910
1.95%, 1/08/19	125	126,463
Lockheed Martin Corp. 1.85%, 11/23/18	560	565,350
United Technologies Corp. 1.50%, 11/01/19	830	830,508

		4,885,672

Communications - Media – 1.5%
Comcast Corp. 5.70%, 7/01/19	737	818,281
Time Warner Cable LLC 6.75%, 7/01/18	765	826,513

		1,644,794

Communications - Telecommunications – 2.0%
American Tower Corp. 2.80%, 6/01/20	440	448,649
Deutsche Telekom International Finance BV 1.50%, 9/19/19(a)	900	896,994
Verizon Communications, Inc. 1.375%, 8/15/19	900	892,689

		2,238,332

Consumer Cyclical - Automotive – 4.6%
American Honda Finance Corp. 1.20%, 7/12/19	845	839,069
BMW US Capital LLC 1.45%, 9/13/19(a)	350	348,879
1.50%, 4/11/19(a)	490	490,240

AB TAXABLE MULTI-SECTOR INCOME SHARES •	11

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Ford Motor Credit Co. LLC 2.551%, 10/05/18	$500	$506,009
3.336%, 3/18/21	525	539,831
General Motors Financial Co., Inc.
2.40%, 5/09/19	465	465,431
3.10%, 1/15/19	360	366,329
Harley-Davidson Financial Services, Inc. 2.15%, 2/26/20(a)	435	437,312
2.25%, 1/15/19(a)	155	157,110
Nissan Motor Acceptance Corp. 1.55%, 9/13/19(a)	900	896,327

		5,046,537

Consumer Cyclical - Other – 0.7%
Starwood Hotels & Resorts Worldwide LLC 6.75%, 5/15/18	760	818,404

Consumer Cyclical - Restaurants – 0.3%
McDonald’s Corp. 2.10%, 12/07/18	285	288,517

Consumer Non-Cyclical – 9.1%
AbbVie, Inc. 2.00%, 11/06/18	545	549,098
Allergan, Inc./United States 1.35%, 3/15/18	401	398,974
Amgen, Inc. 5.70%, 2/01/19	685	747,059
Anheuser-Busch InBev Finance, Inc. 2.65%, 2/01/21	579	592,151
Baxalta, Inc. 2.00%, 6/22/18	448	450,188
Becton Dickinson and Co. 2.675%, 12/15/19	425	437,988
Bottling Group LLC 5.125%, 1/15/19	475	513,698
Coca-Cola Co. (The) 1.375%, 5/30/19	835	838,790
Kroger Co. (The) 2.00%, 1/15/19	580	586,025
Laboratory Corp. of America Holdings 2.625%, 2/01/20	430	437,125
Molson Coors Brewing Co. 1.45%, 7/15/19	826	821,011
Mylan NV 2.50%, 6/07/19(a)	825	833,926
Newell Brands, Inc. 2.60%, 3/29/19	553	564,144
Stryker Corp. 2.00%, 3/08/19	830	837,636

12	• AB TAXABLE MULTI-SECTOR INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Teva Pharmaceutical Finance Netherlands III BV 1.40%, 7/20/18	$840	$836,391
Thermo Fisher Scientific, Inc. 2.15%, 12/14/18	575	582,490

		10,026,694

Energy – 5.6%
BP Capital Markets PLC 1.676%, 5/03/19	835	836,208
Chevron Corp. 1.561%, 5/16/19	835	838,535
ConocoPhillips Co. 1.50%, 5/15/18	431	431,333
Energy Transfer Partners LP 2.50%, 6/15/18	450	453,172
Enterprise Products Operating LLC 2.85%, 4/15/21	810	832,908
Exxon Mobil Corp. 1.708%, 3/01/19	830	836,284
Kinder Morgan, Inc./DE 3.05%, 12/01/19	435	445,714
Schlumberger Holdings Corp. 2.35%, 12/21/18(a)	575	583,856
Shell International Finance BV 1.375%, 9/12/19	900	892,483

		6,150,493

Technology – 3.6%
Apple, Inc. 1.70%, 2/22/19	655	660,821
Cisco Systems, Inc. 1.60%, 2/28/19	450	452,967
Hewlett Packard Enterprise Co. 3.10%, 10/05/18(a)	610	623,679
International Business Machines Corp. 1.80%, 5/17/19	100	101,128
1.95%, 2/12/19	725	735,196
Lam Research Corp. 2.80%, 6/15/21	545	554,934
Oracle Corp. 2.25%, 10/08/19	865	884,271

		4,012,996

Transportation - Services – 0.9%
Ryder System, Inc. 3.45%, 11/15/21	1,000	1,052,022

		37,042,999

AB TAXABLE MULTI-SECTOR INCOME SHARES •	13

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Financial Institutions – 20.0%
Banking – 15.3%
ABN AMRO Bank NV 1.80%, 9/20/19(a)	$895	$891,545
American Express Credit Corp. 1.875%, 11/05/18	105	105,763
Bank of America Corp. 6.875%, 11/15/18	551	606,731
Series L 2.60%, 1/15/19	315	320,232
Bank of America NA 2.05%, 12/07/18	250	252,631
Capital One Financial Corp. 2.45%, 4/24/19	430	437,274
Capital One NA/Mclean VA 1.85%, 9/13/19	425	424,824
Citigroup, Inc. 1.75%, 5/01/18	450	450,463
2.05%, 12/07/18	100	100,555
2.50%, 9/26/18	640	648,755
Discover Bank/Greenwood DE 2.00%, 2/21/18	620	621,999
Fifth Third Bank/Cincinnati OH 2.30%, 3/15/19	825	836,339
Goldman Sachs Group, Inc. (The) 2.625%, 1/31/19	580	590,999
2.90%, 7/19/18	235	239,766
Series G 7.50%, 2/15/19	250	281,071
Huntington National Bank (The) 2.20%, 11/06/18	555	560,249
JPMorgan Chase & Co. 6.30%, 4/23/19	535	593,039
KeyBank NA/Cleveland OH 1.60%, 8/22/19	370	368,971
1.70%, 6/01/18	215	215,691
2.35%, 3/08/19	250	254,320
Lloyds Banking Group PLC 3.10%, 7/06/21	585	601,884
Mitsubishi UFJ Financial Group, Inc. 2.95%, 3/01/21	815	836,405
Mizuho Financial Group, Inc. 2.632%, 4/12/21(a)	820	828,010
Morgan Stanley Series G 2.45%, 2/01/19	1,100	1,116,940
PNC Bank NA 1.95%, 3/04/19	830	837,409
Regions Bank/Birmingham AL 2.25%, 9/14/18	475	478,920

14	• AB TAXABLE MULTI-SECTOR INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Santander Holdings USA, Inc. 2.70%, 5/24/19	$825	$833,031
Synchrony Financial 2.60%, 1/15/19	575	581,859
US Bank NA/Cincinnati OH 1.40%, 4/26/19	835	833,488
Wells Fargo Bank NA 1.75%, 5/24/19	1,100	1,104,283

		16,853,446

Insurance – 3.4%
Berkshire Hathaway Finance Corp. 1.70%, 3/15/19	835	841,633
Humana, Inc. 7.20%, 6/15/18	300	327,086
Metropolitan Life Global Funding I 1.55%, 9/13/19(a)	335	333,707
1.95%, 12/03/18(a)	550	555,616
Pricoa Global Funding I 1.45%, 9/13/19(a)	900	896,871
UnitedHealth Group, Inc. 1.70%, 2/15/19	835	837,980

		3,792,893

Other Finance – 0.8%
Shire Acquisitions Investments Ireland DAC 1.90%, 9/23/19	830	828,444

REITS – 0.5%
Simon Property Group LP 2.50%, 9/01/20	560	574,013

		22,048,796

Utility – 3.2%
Electric – 3.2%
Dominion Resources, Inc./VA Series B 1.60%, 8/15/19	895	893,537
Exelon Corp. 2.45%, 4/15/21	818	826,492
Exelon Generation Co. LLC 2.95%, 1/15/20	130	133,391
National Rural Utilities Cooperative Finance Corp. 1.65%, 2/08/19	825	830,569
Southern Co. (The) 1.85%, 7/01/19	830	834,801

		3,518,790

Total Corporates – Investment Grade (cost $62,146,952)		62,610,585

AB TAXABLE MULTI-SECTOR INCOME SHARES •	15

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

ASSET-BACKED SECURITIES – 23.6%
Autos - Fixed Rate – 15.4%
Ally Auto Receivables Trust Series 2015-2, Class A3 1.49%, 11/15/19	$95	$95,233
Series 2016-2, Class A4 1.60%, 1/15/21	1,000	998,496
Ally Master Owner Trust Series 2015-3, Class A 1.63%, 5/15/20	166	166,487
ARI Fleet Lease Trust Series 2014-A, Class A2 0.81%, 11/15/22(a)	13	13,061
California Republic Auto Receivables Trust Series 2015-2, Class A3 1.31%, 8/15/19	74	73,984
Chrysler Capital Auto Receivables Trust Series 2015-BA, Class A3 1.91%, 3/16/20(a)	118	118,497
Drive Auto Receivables Trust Series 2016-BA, Class A2 1.38%, 8/15/18(a)	714	714,016
Enterprise Fleet Financing LLC Series 2014-2, Class A2 1.05%, 3/20/20(a)	117	116,416
Series 2015-1, Class A2 1.30%, 9/20/20(a)	115	114,976
Fifth Third Auto Trust Series 2014-3, Class A4 1.47%, 5/17/21	980	982,704
Ford Credit Auto Lease Trust Series 2016-A, Class A2A 1.42%, 11/15/18	2,222	2,224,459
Ford Credit Auto Owner Trust Series 2013-A, Class D 1.86%, 8/15/19	118	118,398
Series 2014-2, Class A 2.31%, 4/15/26(a)	128	130,548
Series 2016-B, Class A4 1.52%, 8/15/21	2,500	2,504,462
Ford Credit Floorplan Master Owner Trust Series 2016-1, Class A1 1.76%, 2/15/21	1,000	1,006,650
GM Financial Automobile Leasing Trust Series 2015-2, Class A3 1.68%, 12/20/18	153	153,695
Series 2015-3, Class A3 1.69%, 3/20/19	650	653,033

16	• AB TAXABLE MULTI-SECTOR INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

GMF Floorplan Owner Revolving Trust Series 2015-1, Class A1 1.65%, 5/15/20(a)	$629	$630,598
Harley-Davidson Motorcycle Trust Series 2014-1, Class A3 1.10%, 9/15/19	264	264,041
Series 2015-1, Class A3 1.41%, 6/15/20	912	913,289
Hertz Vehicle Financing LLC Series 2016-1A, Class A 2.32%, 3/25/20(a)	1,000	1,002,782
Honda Auto Receivables Owner Trust Series 2015-3, Class A2 0.92%, 11/20/17	363	362,779
Series 2015-4, Class A3 1.23%, 9/23/19	854	853,551
Hyundai Auto Lease Securitization Trust Series 2015-A, Class A2 1.00%, 10/16/17(a)	71	70,997
Series 2015-B, Class A3 1.40%, 11/15/18(a)	166	166,419
Mercedes-Benz Auto Lease Trust Series 2015-B, Class A3 1.34%, 7/16/18	88	88,165
Series 2016-A, Class A3 1.52%, 3/15/19	1,480	1,484,582
Nissan Auto Lease Trust Series 2015-A, Class A3 1.40%, 6/15/18	126	126,219
Santander Drive Auto Receivables Trust Series 2015-3, Class A2A 1.02%, 9/17/18	1	1,092
Series 2015-4,Class A2A 1.20%, 12/17/18	109	109,227
Toyota Auto Receivables Owner Trust Series 2015-C, Class A2A 0.92%, 2/15/18	408	408,347
Volkswagen Auto Loan Enhanced Trust Series 2014-1, Class A3 0.91%, 10/22/18	123	123,178
Volkswagen Credit Auto Master Trust Series 2014-1A, Class A2 1.40%, 7/22/19(a)	72	71,942
Westlake Automobile Receivables Trust Series 2015-3A, Class A2A 1.42%, 5/17/21(a)	111	110,854

		16,973,177

AB TAXABLE MULTI-SECTOR INCOME SHARES •	17

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Credit Cards - Fixed Rate – 3.9%
Barclays Dryrock Issuance Trust Series 2015-4, Class A 1.72%, 8/16/21	$1,100	$1,104,993
Synchrony Credit Card Master Note Trust Series 2015-3, Class A 1.74%, 9/15/21	1,119	1,124,546
Series 2016-1, Class A 2.04%, 3/15/22	1,984	2,007,406

		4,236,945

Autos - Floating Rate – 2.2%
BMW Floorplan Master Owner Trust Series 2015-1A, Class A 1.035% (LIBOR 1 Month + 0.50%), 7/15/20(a)(b)	142	142,250
Ford Credit Floorplan Master Owner Trust Series 2015-2, Class A2 1.105% (LIBOR 1 Month + 0.57%), 1/15/22(b)	1,038	1,038,825
Hertz Fleet Lease Funding LP Series 2013-3, Class A 1.079% (LIBOR 1 Month + 0.55%), 12/10/27(a)(b)	24	23,745
NCF Dealer Floorplan Master Trust Series 2014-1A, Class A 2.026% (LIBOR 1 Month + 1.50%), 10/20/20(a)(b)	169	169,000
Volkswagen Credit Auto Master Trust Series 2014-1A, Class A1 0.876% (LIBOR 1 Month + 0.35%), 7/22/19(a)(b)	50	49,903
Wells Fargo Dealer Floorplan Master Note Trust Series 2015-1, Class A 1.026% (LIBOR 1 Month + 0.50%), 1/20/20(b)	1,041	1,038,670

		2,462,393

Credit Cards - Floating Rate – 1.4%
American Express Issuance Trust II Series 2013-1, Class A 0.815% (LIBOR 1 Month + 0.28%), 2/15/19(b)	1,200	1,201,684
Cabela’s Credit Card Master Note Trust Series 2014-1, Class A 0.885% (LIBOR 1 Month + 0.35%), 3/16/20(b)	235	235,000
World Financial Network Credit Card Master Trust Series 2015-A, Class A 1.015% (LIBOR 1 Month + 0.48%), 2/15/22(b)	93	93,196

		1,529,880

18	• AB TAXABLE MULTI-SECTOR INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Other ABS - Fixed Rate – 0.7%
CNH Equipment Trust Series 2015-A, Class A4 1.85%, 4/15/21	$553	$558,485
Sofi Consumer Loan Program LLC Series 2016-3, Class A 3.05%, 12/26/25(a)	250	249,995

		808,480

Total Asset-Backed Securities (cost $25,929,737)		26,010,875

COLLATERALIZED MORTGAGE OBLIGATIONS – 10.8%
Risk Share Floating Rate – 10.0%
Bellemeade Re II Ltd. Series 2016-1A, Class M2A 5.034% (LIBOR 1 Month + 4.50%), 4/25/26(b)(c)	222	223,767
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes
Series 2016-DNA2, Class M1 1.784% (LIBOR 1 Month + 1.25%), 10/25/28(b)	261	261,630
Series 2016-HQA1, Class M1 2.284% (LIBOR 1 Month + 1.75%), 9/25/28(b)	1,234	1,237,625
Series 2016-HQA2, Class M1 1.734% (LIBOR 1 Month + 1.20%), 11/25/28(b)	876	877,516
Federal National Mortgage Association Connecticut Avenue Securities
Series 2014-C01, Class M1 2.134% (LIBOR 1 Month + 1.60%), 1/25/24(b)	1,292	1,299,343
Series 2014-C02, Class 1M1 1.484% (LIBOR 1 Month + 0.95%), 5/25/24(b)	1,483	1,482,063
Series 2014-C02, Class 2M1 1.484% (LIBOR 1 Month + 0.95%), 5/25/24(b)	1,445	1,444,852
Series 2015-C03, Class 1M1 2.034% (LIBOR 1 Month + 1.50%), 7/25/25(b)	383	383,552
Series 2016-C02, Class 1M1 2.684% (LIBOR 1 Month + 2.15%), 9/25/28(b)	1,659	1,676,855
Series 2016-C03, Class 1M1 2.534% (LIBOR 1 Month + 2.00%), 10/25/28(b)	687	695,216

AB TAXABLE MULTI-SECTOR INCOME SHARES •	19

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2016-C03, Class 2M1 2.734% (LIBOR 1 Month + 2.20%), 10/25/28(b)	$1,449	$1,465,192

		11,047,611

Agency Fixed Rate – 0.8%
Federal Home Loan Mortgage Corp. REMICs
Series 4029, Class LD 1.75%, 1/15/27	578	577,967
Series 4459, Class CA 5.00%, 12/15/34	309	328,435

		906,402

Total Collateralized Mortgage Obligations (cost $11,871,753)		11,954,013

COMMERCIAL MORTGAGE-BACKED SECURITIES – 7.0%
Non-Agency Fixed Rate CMBS – 4.7%
Citigroup Commercial Mortgage Trust
Series 2013-GC17, Class A2 2.962%, 11/10/46	435	444,954
Series 2015-GC29, Class A2 2.674%, 4/10/48	1,000	1,025,182
Commercial Mortgage Trust
Series 2013-CR6, Class A1 0.719%, 3/10/46	144	143,474
Series 2014-LC15, Class A2 2.84%, 4/10/47	440	451,231
GS Mortgage Securities Trust
Series 2007-GG10, Class A4 5.794%, 8/10/45	70	70,360
Series 2013-G1, Class A1 2.059%, 4/10/31(a)	671	658,333
Series 2014-GC20, Class A2 3.002%, 4/10/47	1,000	1,025,383
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2007-LDPX, Class A1A 5.439%, 1/15/49	105	106,059
Series 2013-C13, Class A2 2.665%, 1/15/46	440	448,818
Series 2013-C16, Class A2 3.07%, 12/15/46	316	324,044
Wachovia Bank Commercial Mortgage Trust Series 2006-C26, Class A1A 6.009%, 6/15/45	6	6,200
WF-RBS Commercial Mortgage Trust Series 2013-C16, Class A2 3.223%, 9/15/46	430	443,333

		5,147,371

20	• AB TAXABLE MULTI-SECTOR INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Non-Agency Floating Rate CMBS – 2.3%
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2014-INN, Class A 1.455% (LIBOR 1 Month + 0.92%), 6/15/29(a)(b)	$1,000	$997,825
Series 2015-SGP, Class A 2.235% (LIBOR 1 Month + 1.70%), 7/15/36(a)(b)	400	401,241
Resource Capital Corp., Ltd. Series 2014-CRE2, Class A 1.585% (LIBOR 1 Month + 1.05%), 4/15/32(a)(b)	214	212,100
Starwood Retail Property Trust Series 2014-STAR, Class A 1.744% (LIBOR 1 Month + 1.22%), 11/15/27(a)(b)	1,000	989,993

		2,601,159

Total Commercial Mortgage-Backed Securities (cost $7,781,639)		7,748,530

	Shares
SHORT-TERM INVESTMENTS – 2.3%
Investment Companies – 2.3%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.26%(d)(e) (cost $2,510,010)	2,510,010	2,510,010

Total Investments – 100.4% (cost $110,240,091)		110,834,013
Other assets less liabilities – (0.4)%		(459,767)

Net Assets – 100.0%		$110,374,246

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note C)

			Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets, Inc./(CME Group)	$7,300	7/23/17	3 Month LIBOR	0.943%	$16,641
Citigroup Global Markets, Inc./(CME Group)	6,300	2/26/18	3 Month LIBOR	0.801%	(19,681)
Citigroup Global Markets, Inc./(CME Group)	3,000	7/23/20	1.800%	3 Month LIBOR	(75,763)
Citigroup Global Markets, Inc./(CME Group)	1,850	2/26/21	1.141%	3 Month LIBOR	11,143

					$(67,660)

AB TAXABLE MULTI-SECTOR INCOME SHARES •	21

Portfolio of Investments

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2016, the aggregate market value of these securities amounted to $15,929,563 or 14.4% of net assets.

(b)	Floating Rate Security. Stated interest rate was in effect at October 31, 2016.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.20% of net assets as of October 31, 2016, is considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Bellemeade Re II Ltd. Series 2016-1A, Class M2A 5.034%, 4/25/26	4/29/16	$221,689	$223,767	0.20%

(d)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(e)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ABS – Asset-Backed Securities

CMBS – Commercial Mortgage-Backed Securities

CME – Chicago Mercantile Exchange

LIBOR – London Interbank Offered Rates

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

See notes to financial statements.

22	• AB TAXABLE MULTI-SECTOR INCOME SHARES

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

October 31, 2016 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $107,730,081)	$108,324,003
Affiliated issuers (cost $2,510,010)	2,510,010
Cash collateral due from broker	45,999
Interest receivable	462,920
Receivable for shares of beneficial interest sold	47,053
Receivable due from Adviser	19,283
Affiliated dividends receivable	292

Total assets	111,409,560

Liabilities
Payable for investment securities purchased	829,153
Dividends payable	170,314
Payable for shares of beneficial interest redeemed	34,825
Payable for variation margin on exchange-traded derivatives	1,022

Total liabilities	1,035,314

Net Assets	$110,374,246

Composition of Net Assets
Shares of beneficial interest, at par	$111
Additional paid-in capital	110,139,779
Distributions in excess of net investment income	(268,884)
Accumulated net realized loss on investment transactions	(23,022)
Net unrealized appreciation on investments	526,262

$110,374,246

Net Asset Value Per Share—unlimited shares of beneficial interest authorized, $.00001 par value (based on 11,132,263 common shares outstanding)	$9.91

See notes to financial statements.

AB TAXABLE MULTI-SECTOR INCOME SHARES •	23

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended October 31, 2016 (unaudited)

Investment Income
Interest	$1,888,128
Dividends—Affiliated issuers	6,316
Other income(a)	2,770

Total investment income		$1,897,214

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on:
Investment transactions		647,272
Swaps		460,989
Net change in unrealized appreciation/depreciation of:
Investments		(378,833)
Swaps		(415,638)

Net gain on investment transactions		313,790

Net Increase in Net Assets from Operations		$2,211,004

(a)	Other income includes a waiver for investment in affiliated issuer (see Note B).

See notes to financial statements.

24	• AB TAXABLE MULTI-SECTOR INCOME SHARES

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended October 31, 2016 (unaudited)	Year Ended April 30, 2016
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,897,214	$1,624,224
Net realized gain (loss) on investment transactions	1,108,261	(63,046)
Net change in unrealized appreciation/depreciation of investments	(794,471)	1,045,842

Net increase in net assets from operations	2,211,004	2,607,020
Dividends to Shareholders from
Net investment income	(1,974,148)	(1,951,877)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(197,095,920)	188,990,290

Total increase (decrease)	(196,859,064)	189,645,433
Net Assets
Beginning of period	307,233,310	117,587,877

End of period (including distributions in excess of net investment income of ($268,884) and ($191,950), respectively)	$110,374,246	$307,233,310

See notes to financial statements.

AB TAXABLE MULTI-SECTOR INCOME SHARES •	25

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

October 31, 2016 (unaudited)

NOTE A

Significant Accounting Policies

AB Corporate Shares (the “Trust”) was organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated January 26, 2004. The Trust is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company. The Trust operates as a “series” company currently offering three separate portfolios: AB Corporate Income Shares, AB Municipal Income Shares and AB Taxable Multi-Sector Income Shares. Each Fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to AB Taxable Multi-Sector Income Shares the (“Fund”).

Shares of the Fund are offered exclusively to holders of accounts established under wrap-fee programs sponsored and maintained by certain registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”). The Fund’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Fund securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or

26	• AB TAXABLE MULTI-SECTOR INCOME SHARES

Notes to Financial Statements

over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

AB TAXABLE MULTI-SECTOR INCOME SHARES •	27

Notes to Financial Statements

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default

28	• AB TAXABLE MULTI-SECTOR INCOME SHARES

Notes to Financial Statements

and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2016:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Corporates – Investment Grade	$	– 0	–	$62,610,585		$	– 0	–	$62,610,585
Asset-Backed Securities		– 0	–	25,760,880			249,995		26,010,875
Collateralized Mortgage Obligations		– 0	–	11,730,246			223,767		11,954,013
Commercial Mortgage-Backed Securities		– 0	–	7,678,170			70,360		7,748,530
Short-Term Investments		2,510,010		– 0	–		– 0	–	2,510,010

Total Investments in Securities		2,510,010		107,779,881			544,122		110,834,013

Other Financial Instruments(a):
Assets:
Centrally Cleared Interest Rate Swaps		– 0	–	27,784			– 0	–	27,784	(b)
Liabilities:
Centrally Cleared Interest Rate Swaps		– 0	–	(95,444)			– 0	–	(95,444	)(b)

Total(c)		$2,510,010		$107,712,221			$544,122		$110,766,353

(a)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

(b)

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

(c)	There were no transfers between Level 1 and Level 2 during the reporting period.

AB TAXABLE MULTI-SECTOR INCOME SHARES •	29

Notes to Financial Statements

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Asset-Backed Securities			Collateralized Mortgage Obligations			Commercial Mortgage-Backed Securities
Balance as of 4/30/16	$	– 0	–	$	– 0	–	$1,076,733
Accrued discounts/(premiums)		– 0	–		– 0	–	(274)
Realized gain (loss)		– 0	–		– 0	–	(39,531)
Change in unrealized appreciation/depreciation		– 0	–		2,078		34,671
Purchases/Payups		249,995			– 0	–	– 0	–
Sales/Paydowns		– 0	–		– 0	–	(1,001,239)
Transfers in to Level 3		– 0	–		221,689		– 0	–
Transfers out of Level 3		– 0	–		– 0	–	– 0	–

Balance as of 10/31/16		$249,995			$223,767		$70,360

Net change in unrealized appreciation/depreciation from investments held as of 10/31/16(b)	$	– 0	–		$2,078		$(1,088)

	Total
Balance as of 4/30/16		$1,076,733
Accrued discounts/(premiums)		(274)
Realized gain (loss)		(39,531)
Change in unrealized appreciation/depreciation		36,749
Purchases/Payups		249,995
Sales/Paydowns		(1,001,239)
Transfers in to Level 3		221,689
Transfers out of Level 3		– 0	–

Balance as of 10/31/16		$544,122	(a)

Net change in unrealized appreciation/depreciation from investments held as of 10/31/16(b)		$990

(a)	There were de minimis transfers under 1% of net assets during the reporting period.

(b)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement

30	• AB TAXABLE MULTI-SECTOR INCOME SHARES

Notes to Financial Statements

these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

AB TAXABLE MULTI-SECTOR INCOME SHARES •	31

Notes to Financial Statements

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the Advisory Agreement, the Fund pays no advisory fee to the Adviser and the Adviser reimburses or pays for the Fund’s operating expenses. The Fund is an integral part of separately managed accounts in wrap-fee programs and other investment programs. Typically, participants in these programs pay a fee to their investment adviser for all costs and expenses of the separately managed account, including costs and expenses associated with the Fund, and a fee is paid by their investment adviser to the Adviser. The Adviser serves as investment manager and adviser of the Fund and continuously furnishes an investment program for the Fund and manages, supervises and conducts the affairs of the Fund, subject to the supervisions of the Fund’s Board. The Advisory Agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Fund for, office space, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services.

The Fund has entered into a Distribution Agreement with AllianceBernstein Investments, Inc., the Fund’s principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Fund’s shares, which are sold at their net asset value without any sales charge. The Fund does not pay a fee for this service. The Underwriter is a wholly owned subsidiary of the Adviser.

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Fund’s registrar, transfer agent and dividend-disbursing agent. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders. The Fund does not pay a fee for this service.

32	• AB TAXABLE MULTI-SECTOR INCOME SHARES

Notes to Financial Statements

The AB Fixed-Income Shares, Inc. – Government STIF Portfolio (the “Government STIF Portfolio”), prior to June 1, 2016, was offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and was not available for direct purchase by members of the public. Prior to June 1, 2016, the Government STIF Portfolio paid no advisory fees but did bear its own expenses. As of June 1, 2016, the Government STIF Portfolio, which was renamed “AB Government Money Market Portfolio” (the “Government Money Market Portfolio”), has a contractual advisory fee rate of .20% and continues to bear its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive an amount equal to the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended October 31, 2016, such waiver amounted to $2,770. A summary of the Fund’s transactions in shares of the Government Money Market Portfolio for the six months ended October 31, 2016 is as follows:

Market Value 04/30/16 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/16 (000)	Dividend Income (000)
$ 3,416	$125,648	$126,554	$2,510	$6

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended October 31, 2016 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$71,851,962	$124,354,577
U.S. government securities	33,009,492	160,842,512

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$710,757
Gross unrealized depreciation	(116,835)

Net unrealized appreciation	$593,922

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

AB TAXABLE MULTI-SECTOR INCOME SHARES •	33

Notes to Financial Statements

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

34	• AB TAXABLE MULTI-SECTOR INCOME SHARES

Notes to Financial Statements

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at

AB TAXABLE MULTI-SECTOR INCOME SHARES •	35

Notes to Financial Statements

a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended October 31, 2016, the Fund held interest rate swaps for hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty. As of October 31, 2016, the Fund did not have Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sale Contracts outstanding.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit

36	• AB TAXABLE MULTI-SECTOR INCOME SHARES

Notes to Financial Statements

event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended October 31, 2016, the Fund held credit default swaps for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives

AB TAXABLE MULTI-SECTOR INCOME SHARES •	37

Notes to Financial Statements

the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

During the six months ended October 31, 2016, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$27,784	*	Receivable/Payable for variation margin on exchange-traded derivatives	$95,444	*

Total		$27,784			$95,444

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$ (8,339)	$(1,587)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	469,328	(414,051)

Total		$ 460,989	$(415,638)

38	• AB TAXABLE MULTI-SECTOR INCOME SHARES

Notes to Financial Statements

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended October 31, 2016:

Centrally Cleared Interest Rate Swaps:
Average notional amount	$18,450,000
Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$27,033,333	(a)

(a)	Positions were open for two months during the period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of October 31, 2016:

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged*	Security Collateral Pledged			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Citigroup Global Markets, Inc.**	$1,022	$	– 0	–	$(1,022)	$	– 0	–	$	– 0	–

Total	$1,022	$	– 0	–	$(1,022)	$	– 0	–	$	– 0	–

*	The actual collateral received/pledged is more than the amount reported due to over-collateralization.

**	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at October 31, 2016.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

AB TAXABLE MULTI-SECTOR INCOME SHARES •	39

Notes to Financial Statements

NOTE D

Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Shares			Amount
	Six Months Ended October 31, 2016 (unaudited)	Year Ended April 30, 2016		Six Months Ended October 31, 2016 (unaudited)	Year Ended April 30, 2016

Class A
Shares sold	12,619,369	32,935,056		$125,226,521	$325,171,658

Shares issued in reinvestment of dividends and distributions	2	– 0	–	24	– 0	–

Shares redeemed	(32,484,242)	(13,733,956)		(322,322,465)	(136,181,368)

Net increase (decrease)	(19,864,871)	19,201,100		$(197,095,920)	$188,990,290

NOTE E

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

40	• AB TAXABLE MULTI-SECTOR INCOME SHARES

Notes to Financial Statements

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Prepayment Risk—The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Fund to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

AB TAXABLE MULTI-SECTOR INCOME SHARES •	41

Notes to Financial Statements

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE F

Distributions to Shareholders

The tax character of distributions to be paid for the year ending April 30, 2017 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended April 30, 2016 and April 30, 2015 were as follows:

	2016	2015
Distributions paid from:
Ordinary income	$1,951,877	$1,603,900

Total taxable distributions paid	$1,951,877	$1,603,900

As of April 30, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$574,920
Accumulated capital and other losses	(1,121,247	)(a)
Unrealized appreciation/(depreciation)	892,955	(b)

Total accumulated earnings/(deficit)	$346,628	(c)

(a)	As of April 30, 2016, the Fund had a net capital loss carryforward of $1,121,247.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the tax treatment of swaps.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of April 30, 2016, the Fund had a net short-term capital loss carryforward of $1,006,257 and a net long-term capital loss carryforward of $114,990 which may be carried forward for an indefinite period.

NOTE G

New Accounting Pronouncements

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2015-07 (the “ASU”) which

42	• AB TAXABLE MULTI-SECTOR INCOME SHARES

Notes to Financial Statements

removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for investments that are eligible to be measured at fair value using the net asset value per share practical expedient but do not utilize that practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE H

Other

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Fund’s financial statements through this date.

AB TAXABLE MULTI-SECTOR INCOME SHARES •	43

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Six Months Ended October 31, 2016 (unaudited)		Year Ended April 30,
			2016		2015		2014		2013	2012

Net asset value, beginning of period	$ 9.91		$ 9.97		$ 9.97		$ 9.97		$ 10.17	$ 10.09

Income From Investment Operations
Net investment income(a)	.08		.14		.09		.10		.10	.32
Net realized and unrealized gain (loss) on investment transactions	.01		(.02	)†	.03		.02	†	.15 †	.08

Net increase in net asset value from operations	.09		.12		.12		.12		.25	.40

Less: Dividends and Distributions
Dividends from net investment income	(.09)		(.18)		(.12)		(.12)		(.14)	(.32)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.31)	– 0	–

Total dividends and distributions	(.09)		(.18)		(.12)		(.12)		(.45)	(.32)

Net asset value, end of period	$ 9.91		$ 9.91		$ 9.97		$ 9.97		$ 9.97	$ 10.17

Total Return
Total investment return based on net asset value(b)	.83%		1.26%		1.16%		1.22%		2.47%	4.05%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$110,374		$307,233		$117,588		$105,158		$67,791	$10,174
Ratio to average net assets of:
Net investment income	1.53	%^	1.44%		.89%		1.04%		1.05%	3.17%
Portfolio turnover rate	45%		109%		109%		150%		66%	156%

See footnote summary on page 45.

44	• AB TAXABLE MULTI-SECTOR INCOME SHARES

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

†	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund’s change in net realized and unrealized gain (loss) on investment transactions for the period.

^	Annualized.

See notes to financial statements.

AB TAXABLE MULTI-SECTOR INCOME SHARES •	45

Financial Highlights

BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1) , Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein,
Senior Vice President and Independent Compliance Officer

Douglas J. Peebles(2),
Senior Vice President

Paul J. DeNoon(2), Vice President

Scott A. DiMaggio(2), Vice President

Shawn E. Keegan(2), Vice President

Greg J. Wilensky(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Trust’s portfolio are made by the Adviser’s Core Fixed-Income Team. Messrs. Paul J. DeNoon, Scott A. DiMaggio, Shawn E. Keegan, Douglas J. Peebles and Greg J. Wilensky are the investment professionals primarily responsible for the day-to-day management of the Trust’s portfolio.

46	• AB TAXABLE MULTI-SECTOR INCOME SHARES

Board of Trustees

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “trustees”) of AB Corporate Shares (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AB Taxable Multi-Sector Income Shares (the “Portfolio”) at a meeting held on November 3-5, 2015.

Prior to approval of the continuance of the Advisory Agreement in respect of the Portfolio, the trustees had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The trustees also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee (zero) for the Portfolio was reasonable. The trustees also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The trustees noted that the Portfolio is designed as a vehicle for the wrap fee account market (where investors pay fees to a wrap fee sponsor which pays investment fees and expenses from such fee). The trustees also noted that no advisory fee is payable by the Portfolio, that the Advisory Agreement does not include the reimbursement provision for certain administrative expenses included in the advisory agreements of most of the open-end AB Funds, and that the Adviser is responsible for payment of the Portfolio’s ordinary expenses. The trustees noted that the Fund acknowledges in the Advisory Agreement that the Adviser and its affiliates expect to receive compensation from third parties in connection with services provided under the Advisory Agreement. The trustees further noted that the Adviser receives payments from the wrap fee program sponsors (the “Sponsors”) that use the Portfolio as an investment vehicle for their clients.

The trustees considered their knowledge of the nature and quality of the services to be provided by the Adviser to the Portfolio gained from their experience as trustees or directors of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the trustees and its responsiveness, frankness and attention to concerns raised by the trustees in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the

AB TAXABLE MULTI-SECTOR INCOME SHARES •	47

AB Funds. The trustees noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The trustees also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and different trustees may have attributed different weights to the various factors. The trustees determined that the selection of the Adviser to manage the Portfolio, and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the trustees’ determination included the following:

Nature, Extent and Quality of Services Provided

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also was considered. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2013 and 2014 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The trustees considered that while the Adviser does not receive any advisory fee or expense reimbursement from the Portfolio, it does receive fees paid by the Sponsors. They also noted that the Adviser bears certain costs in providing services to the Portfolio and in paying its ordinary expenses. The trustees noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The trustees noted that the profitability

48	• AB TAXABLE MULTI-SECTOR INCOME SHARES

information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio. The trustees recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors, including, in the case of the Portfolio, the fact that it does not pay an advisory fee. The trustees focused on the profitability of the Adviser’s relationship with the Portfolio before taxes. The trustees noted that the Adviser’s relationship with the Portfolio was not profitable to it in 2013 or 2014.

Fall-Out Benefits

The trustees considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio. The trustees noted that the Adviser is compensated by the Sponsors. The trustees understood that the Adviser might also derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the November 2015 meeting, the trustees reviewed information prepared by Broadridge showing the performance of the Portfolio as compared with that of funds selected by Broadridge (the “Performance Universe”), and information prepared by the Adviser showing the Portfolio’s performance as compared with the Barclays U.S. Aggregate ex-Government Bond Index (the “Index”), in each case for the 1- and 3-year periods ended July 31, 2015, and (in the case of comparisons with the Index) the period since inception (September 2010 inception). The trustees noted that, on a gross return basis, the Portfolio was in the 4th quintile of the Performance Universe for the 1-year period, and in the 5th quintile of the Performance Universe for the 3-year period. The Portfolio lagged the Index in all periods. The trustees were cognizant that the Portfolio was neither designed nor offered as a standalone investment and was intended to serve solely as a component of certain separately managed accounts (“SMAs”). The Adviser had explained that this attribute made it difficult to select an appropriate benchmark for the Portfolio. At the trustees’ request, the Adviser provided information showing the weighting of the Portfolio in a current SMA and the overall performance of the SMA versus its stated benchmark. Based on their review, the trustees concluded that the Portfolio’s performance was acceptable.

AB TAXABLE MULTI-SECTOR INCOME SHARES •	49

Advisory Fees

The trustees considered the advisory fee rate paid by the Portfolio to the Adviser (zero) and information provided by Broadridge showing the fees paid by other fund families used in wrap fee programs similar to that of the Portfolio. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The trustees noted the unusual arrangements in the Advisory Agreement providing for no advisory fee but were cognizant that the Adviser is indirectly compensated by the Sponsors for its services to the Portfolio. The trustees reviewed the fee arrangements between the Adviser and each of the current Sponsors and noted that such fees were negotiated on an arm’s length basis and were within the range of fees paid by wrap fee sponsors to other advisers of similar funds. While the Adviser’s fee arrangements with the Sponsors vary, the trustees acknowledged the Adviser’s view that a portion of such fees (less the expenses of the Portfolio paid by the Adviser) may reasonably be viewed as compensating the Adviser for advisory services it provides to the Portfolio (the “implied fee”) and that the Adviser believes that while the Sponsors pay the Adviser different fee rates, the rate of fee attributable to portfolio management at the Portfolio level is the same for all Sponsors. The trustees also considered the fee rate schedules used by other registered investment companies that invest in fixed income securities that are advised by the Adviser. Based on their review, the trustees concluded that the advisory arrangements for the Portfolio, including the zero fee aspect of the Advisory Agreement with the Adviser, were satisfactory.

The trustees also considered the Adviser’s fee schedule for non-fund clients pursuing a similar investment style. For this purpose, the trustees reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The trustees recognized that such information was of limited utility in light of the Portfolio’s unusual fee arrangement. The trustees noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those in the schedules reviewed by the trustees and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the trustees the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional

50	• AB TAXABLE MULTI-SECTOR INCOME SHARES

clients as compared to funds such as the Portfolio, and the unusual fee structure for the other portfolios of the Fund and the Portfolio, the trustees considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

Since the Portfolio does not bear ordinary expenses, the trustees did not consider comparative expense information.

Economies of Scale

Since the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Portfolio and the Portfolio’s expense ratio is zero, the trustees did not consider the extent to which fee levels in the Advisory Agreement reflect economies of scale. They did note, however, that the fee payable to the Adviser by each of the current Sponsors declines at a breakpoint based on either individual account sizes or on total assets managed by the Adviser for the Sponsor.

AB TAXABLE MULTI-SECTOR INCOME SHARES •	51

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund*

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

FIXED INCOME (continued)

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to November 1, 2016, the Fund was named Global Thematic Growth Fund.

52	• AB TAXABLE MULTI-SECTOR INCOME SHARES

AB Family of Funds

AB TAXABLE MULTI-SECTOR INCOME SHARES

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

TMSIS-0152-1016

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.     DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.     PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM	11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Corporate Shares

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: December 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President
Date: December 27, 2016

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer
Date: December 27, 2016